SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[X]   Preliminary Proxy Statement    [_] Confidential, for use of the Commission
[_]   Definitive Proxy Statement         only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             THE ALPINE GROUP, INC.
    -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            (1)   Title of each class of  securities  to which  transaction
                  applies:
                  --------------------------------------------------------------
            (2)   Aggregate number of securities to which transaction applies:
                  --------------------------------------------------------------
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  --------------------------------------------------------------
            (4)   Proposed maximum aggregate value of transaction:
                  --------------------------------------------------------------
            (5)   Total fee paid:
                  --------------------------------------------------------------
[_]   Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
            (1)   Amount Previously Paid:
                  ----------------------------------------------------------
            (2)   Form, Schedule or Registration Statement No.:
                  ----------------------------------------------------------
            (3)   Filing Party:
                  ----------------------------------------------------------
            (4)   Date Filed:
                  ----------------------------------------------------------

                             THE ALPINE GROUP, INC.

                             ONE MEADOWLANDS PLAZA
                       EAST RUTHERFORD, NEW JERSEY 07073

                                                                __________, 2004

To the Stockholders of
THE ALPINE GROUP, INC.:


      You are cordially invited to attend the Annual Meeting of Stockholders of The Alpine Group, Inc., to be held at the Sheraton Meadowlands, 2 Meadowlands Plaza, East Rutherford, NJ 07073 on [December 15], 2004 at 10 a.m.


      Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement which you are urged to read carefully.

      If you do not plan to attend the Annual Meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.

      We look forward to seeing you at the Annual Meeting.



                                         STEVEN S. ELBAUM

                                         CHAIRMAN OF THE BOARD AND CHIEF
                                         EXECUTIVE OFFICER



                             YOUR VOTE IS IMPORTANT

      In order to assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

                             THE ALPINE GROUP, INC.

                             ONE MEADOWLANDS PLAZA
                       EAST RUTHERFORD, NEW JERSEY 07073
                              ___________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD [DECEMBER 15], 2004
                              ___________________


To the Stockholders of
THE ALPINE GROUP, INC.:


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Alpine Group, Inc. ("Alpine" or the "Company") will be held at the Sheraton Meadowlands, 2 Meadowlands Plaza, East Rutherford, NJ 07073 on [December 15], 2004 at 10:00 a.m. (the "Annual Meeting") to consider and vote upon the following matters, which are more fully described in the accompanying Proxy
Statement:


         1. To elect six directors of the Company;

         2. To ratify the appointment of Deloitte & Touche LLP as Alpine's independent auditors for the fiscal year ending December 31, 2004;

         3. To amend Alpine's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.10 per share, from 25,000,000 shares to 50,000,000 shares;

         4. To amend Alpine's Certificate of Incorporation to effect a "reverse/forward split" of Alpine's common stock, by which holders of less than 100 shares would have such shares cancelled and converted to the right to receive the fair market value of such shares in cash; and

         5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.



      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. All stockholders of record at the close of business on October 18, 2004 will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and, while the transfer books remain open prior thereto, at Alpine's offices during regular business hours.


                                           By Order of the Board of Directors



                                           Stewart H. Wahrsager


                                           SECRETARY


___________, 2004

      YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                             THE ALPINE GROUP, INC.

                             ONE MEADOWLANDS PLAZA
                       EAST RUTHERFORD, NEW JERSEY 07073
                                ________________

                                PROXY STATEMENT
                                ________________


GENERAL


      This Proxy Statement is being furnished to the stockholders of The Alpine Group, Inc., a Delaware corporation ("Alpine" or the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of Alpine for use at the annual meeting of stockholders and at any adjournment or postponement of the annual meeting (the "Annual Meeting"). The Annual Meeting will be held at the Sheraton Meadowlands, 2 Meadowlands Plaza, East Rutherford, NJ 07073 on [December 15], 2004 at 10:00 a.m. We intend to mail this Proxy Statement and the accompanying proxy (the "Proxy") to our stockholders on or about [November 7], 2004.


      The mailing address of our principal executive office is One Meadowlands Plaza, East Rutherford, New Jersey 07073.

PURPOSE OF MEETING

      The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders (collectively, the "Proposals"). Each Proposal is described in more detail in this Proxy Statement.

VOTING


      All stockholders of record at the close of business on October 18, 2004 will be entitled to notice of and to vote at the Annual Meeting. On the record date there were issued and outstanding 15,517,320 shares of the Company's common stock, par value $.10 per share (the "Alpine Common Stock"), and 14,711 shares of the Company's Series A Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), the only classes of voting securities outstanding. Each stockholder of record will be entitled to one vote for each share of Alpine Common Stock and 743.01 votes for each share of Series A Preferred Stock registered in his or her name on the record date. The holders of the Alpine Common Stock and the Series A Preferred Stock will vote together as a class on all matters presented at the Annual Meeting.

      Based on the number of shares of Alpine Common Stock and Series A Preferred Stock outstanding on the record date, (1) holders of the Series A Preferred Stock are entitled to a total of 10,930,408 votes on each matter to be presented at the Annual Meeting, (2) holders of the Alpine Common Stock and the Series A Preferred Stock, taken together, are entitled to a total of 26,447,728 votes on each matter to be presented at the Annual Meeting and (3) Alpine's officers and directors are entitled to a total of 10,924,358 votes on each matter to be presented at the Annual Meeting.


      The holders of a majority of the Alpine Common Stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present at the Annual Meeting. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted because instructions have not been received from the beneficial owner with respect to a particular matter for which the broker or nominee does not have discretionary power to vote.

      If a quorum is present, the nominees who receive the greatest number of votes properly cast (in person or by proxy) will be elected as directors. Neither abstentions nor broker non-votes will have any effect on the outcome of voting with respect to the election of directors. Stockholders may not cumulate votes for the election of directors.

      The proposal to ratify Deloitte & Touche LLP as Alpine's independent auditors is required to be approved by the affirmative vote of the holders of a majority in voting power of the shares present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will be counted towards the tabulations of votes cast on this proposal and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether this proposal has been approved.

      The proposals to amend Alpine's Certificate of Incorporation to increase its authorized share capital and to effect the "reverse/forward split" of the Alpine Common Stock are required to be approved by the affirmative vote of the holders of a majority in voting power of the outstanding shares entitled to vote thereon. Abstentions and broker non-votes will have the same effect as negative votes on these proposals.

      Under the General Corporation Law of the State of Delaware, stockholders are not entitled to dissenters' rights with respect to any matter to be considered and voted on at the Annual Meeting, and Alpine will not independently provide stockholders with any such right.

PROXIES

      If the enclosed form of Proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the Proxy does not specify how the shares represented thereby are to be voted, the Proxy will be voted FOR the election of the directors proposed by the Board, FOR the ratification of Deloitte & Touche LLP as Alpine's independent auditors, FOR the amendment to Alpine's Certificate of Incorporation to increase its authorized share capital, FOR the amendment to Alpine's Certificate of Incorporation to effect the "reverse/forward split" of the Alpine Common Stock and as the proxy holders deem advisable for all other matters as may properly come before the Annual Meeting.

      Any person giving a Proxy has the power to revoke it at any time before its exercise. It may be revoked by:

      o     notifying  the  Secretary  of Alpine in  writing  before  the Annual
            Meeting;

      o delivering to the Secretary of Alpine before the Annual Meeting a signed proxy with a later date; or

      o     attending the Annual Meeting and voting in person.

SOLICITATION

      We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail.


INTERESTS OF CERTAIN PERSONS

      In connection with the Company's rights offering to purchase shares of the Series A Preferred Stock, which was consummated in November 2003, the directors and officers of the Company who had previously purchased shares of the Series A Preferred Stock in a private placement in June 2003 agreed not to convert their Series A Preferred Stock into Alpine Common Stock, exercise their stock options or receive matching grants upon the vesting of shares held in their deferred stock accounts under the Company's Deferred Stock Account Plan unless and until Alpine has a sufficient number of authorized shares to permit these actions. Approval of the proposal to amend Alpine's certificate of incorporation to increase its authorized share capital would allow these directors and officers to take the foregoing actions. These directors and officers, who collectively beneficially own approximately 41% in voting power of the Company's securities, have agreed to vote their shares in favor of this amendment.



                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

      The Board consists of three classes of directors. At the Annual Meeting, stockholders will elect all three classes of directors. The six current directors, Kenneth G. Byers, Jr., Steven S. Elbaum, Randolph Harrison, John C. Jansing, James R. Kanely and Bragi F. Schut, have been nominated for reelection, with terms to expire in 2005 for Messrs. Jansing and Schut, 2006 for Messrs. Byers, Jr. and Harrison and 2007 for Messrs. Elbaum and Kanely. The stockholders' election of these nominees will result in a reclassification of the Board into three equal classes of directors (Mr. Schut has previously served as a member of the same class as Messrs. Elbaum and Kanely).

      It is the intention of each of the persons named in the accompanying Proxy to vote the shares represented thereby in favor of each of the six nominees. In case any of the nominees is unable or declines to serve, such persons named in the accompanying Proxy reserve the right to vote the shares represented by such Proxy for another person duly nominated by the Board in his stead or, if no other person is nominated, to vote such shares only for the remaining nominee(s). The Board has no reason to believe that any nominee will be unable or will decline to serve.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

                           YEAR FIRST
                              ELECTED  POSITION WITH THE COMPANY AND OTHER
NAME                   AGE   DIRECTOR  BUSINESS EXPERIENCE
----                   ---   --------  -----------------------------------


Kenneth G. Byers, Jr.   61       1993  President of Byers Engineering Company, a
                                       telecommunications technical services and software firm, since 1971.


Steven S. Elbaum.....   55       1980  Chairman  of the Board of  Directors  and
                                       Chief  Executive  Officer of the  Company
                                       since 1984.  Chairman and Chief Executive
                                       Officer   of   Superior    TeleCom   Inc.
                                       ("Superior TeleCom"), a manufacturer of wire and cable products and a former majority-owned subsidiary of the Company, from 1996 through 2002 and Chairman of its Board of Directors until November 10,
                                       2003. Chairman of the Board of Directors of Superior Cables Ltd. (formerly known as Cables of Zion United Works, Ltd.), an
                                       Israel-based, publicly traded wire and cable manufacturer and an affiliate of the Company. Chairman of the Board of Directors of Spherion Corporation (NYSE:
                                       SFN), a provider of staffing, recruiting and workforce solutions. A director of Vestaur Securities, Inc. (AMEX: VES), a closed end bond fund.


Randolph Harrison....   72       1980  Private  investor and consultant to Poten
                                       & Partners, Inc., an energy and shipping industry consulting firm.

John C. Jansing......   79       1978  Private   investor.   Lead   director  of
                                       Vestaur Securities, Inc.

James R. Kanely......   63       1993  Private investor.

Bragi F. Schut.......   63       1983  Retired.  Executive Vice President of the
                                       Company from 1986 until his retirement in February 2002. A director of Superior
                                       Cables Ltd.


Superior TeleCom and its U.S. subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on March 3, 2003. On such date, the Company owned 48.9% of the outstanding common stock of Superior TeleCom and Mr. Elbaum was Chairman of its board of directors. Mr. Elbaum resigned as Chairman on November 10, 2003, the date Superior TeleCom's Plan of Reorganization became effective.


DIRECTOR INDEPENDENCE.

In August 2004, the Board undertook a review of director independence. As a result of this review, the Board affirmatively determined that a majority of its directors (Messrs. Byers, Jr., Harrison, Jansing and Kanely) is independent as defined by Rule 303A.02 of the New York Stock Exchange (the "NYSE").

CODE OF ETHICS.

The Company has adopted a code of ethics that applies to all employees, including its Chief Executive Officer, who is its principal executive officer, and Chief Financial Officer, who is its principal financial and accounting officer. A copy of the code of ethics may be obtained from the Company free of charge. Requests should be directed to the Corporate Secretary at the principal executive office of the Company.

COMMUNICATING WITH THE BOARD OF DIRECTORS

      In order to communicate with the Board as a whole, with non-employee directors or with specified individual directors, correspondence may be directed to the Corporate Secretary at the principal executive office of the Company. All such correspondence will be forwarded to the appropriate director or group of directors.


BOARD MEETINGS AND COMMITTEES

      During the year ended December 31, 2003, the Board held four meetings. Each member of the Board attended at least 75% of the meetings of the Board and meetings of any committees of the Board on which he served that were held during the time he served.

      The Board has an Executive Committee, an Executive Compensation and Organization Committee (the "Compensation Committee") and an Audit Committee.

      The present members of the Compensation Committee are Messrs. Harrison and Jansing. The Compensation Committee has three principal responsibilities: (1) administering and approving all elements of compensation for existing and prospective executive officers of the Company and certain other senior management positions; (2) administering the Company, 1984 Restricted Stock Plan, 1997 Stock Option Plan, and Deferred Stock Account Plan and approving the issuance of treasury stock options; and (3) monitoring the Company's executive management resources, structures, succession planning, selection, development and performance. The Compensation Committee is advised periodically by Frederic
W. Cook & Co., Inc., a nationally recognized, independent compensation and benefits consulting firm. During the year ended December 31, 2003, the Compensation Committee held no formal meetings and acted twice by unanimous written consent.

      The present members of the Audit Committee are Messrs. Byers, Jr., Kanely and Jansing. The Audit Committee's primary functions are to assist the Board in fulfilling its oversight responsibilities by reviewing (1) the financial information which will be provided to the Company's stockholders and others, (2) the systems of internal control which management and the Board have established,
(3) the findings of internal audits (if applicable) and (4) the external audit processes. The Audit Committee also performs other duties as designated by the Board or specified in The Alpine Group, Inc. Audit Committee Charter, a copy of which is attached hereto as Appendix A. The Audit Committee held five meetings during the year ended December 31, 2003.

      Each member of the Compensation Committee and the Audit Committee is independent, as independence is defined by the listing standards of the NYSE and the applicable rules and regulations of the Securities and Exchange Commission (the "SEC"). The Board has also determined that each member of the Audit Committee has the ability to read and understand financial statements and that James R. Kanely, the chairman of the Audit Committee, meets the criteria of an audit committee financial expert as that term is defined by the SEC. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification, nor does it affect the duties, obligations or liability of any other member of the audit committee or board of directors.

      The Board does not have a standing nominating committee or committee performing similar functions. The Board has determined that it was appropriate not to have a nominating committee because of the relatively small size of the Board. Accordingly, the Board as an entirety will continue to perform the nomination function. As noted above, a majority of the directors serving on the Board are independent as defined by Rule 303A.02 of the NYSE. The Board, in carrying out the nomination function, will not operate under a charter. The Board intends to consider director nominees on a case-by-case basis and, therefore, it has not formalized any specific, minimum qualifications it believes must be met by a director nominee, identified any specific qualities or skills that it believes are necessary for one or more of our directors to possess, or formalized a process for identifying and evaluating nominees for director, including nominees recommended by stockholders.

      The Board has determined, in connection with the Board's nomination function described above, that it is the policy of the directors acting in such capacity to consider director candidates that are recommended by stockholders. The directors will evaluate nominees for director recommended by stockholders in the same manner as nominees recommended by other sources. Stockholders wishing to bring a nomination for a director candidate before a stockholders meeting must give written notice to Alpine's Corporate Secretary, pursuant to the procedures set forth under "Communicating with the Board of Directors" and subject to the deadline set forth under "Deadline for Stockholder Proposals." The stockholder's notice must set forth all information relating to each person whom the stockholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the SEC and Alpine's bylaws. Alpine's bylaws may be obtained free of charge by making a written request to the Corporate Secretary at the principal executive office of the Company.

      Directors are invited, but are not required,  to attend annual meetings of
stockholders.   All  directors   attended   Alpine's  last  annual   meeting  of
stockholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Randolph Harrison and John C. Jansing served on the Compensation Committee during the year ended December 31, 2003. There were no compensation committee interlocks or insider (employee) participation during such period.

COMPENSATION OF DIRECTORS

      The annual retainer of the Company for directors who are not employees of the Company or otherwise compensated by the Company is $25,000, together with expenses of attendance. The non-employee directors of the Company also receive $1,500 for each meeting of the Board or of a committee of the Board attended ($2,000 for committee chairmen).

      Under The Alpine Group, Inc. Stock Compensation Plan for Non-Employee Directors (the "Stock Compensation Plan"), non-employee directors of the Company are required to receive 50% of the annual retainer in either restricted stock or stock options, as elected by the non-employee director. Each non-employee director may also elect to receive all or a portion of the balance of the annual retainer and meeting fees in the form of restricted stock or stock options instead of in cash. Each stock option granted under the Stock Compensation Plan expires on the tenth anniversary of the date of grant. Awards of restricted stock and stock options under the Stock Compensation Plan vest upon the earliest of the following to occur: (i) the third anniversary of the date of grant; (ii) a non-employee director's death; and (iii) a change in control of the Company, as defined in the Stock Compensation Plan.

      Shares to be issued under the Stock Compensation Plan are made available only from issued shares of Alpine Common Stock reacquired by the Company and held in treasury until such time as the Stock Compensation Plan may be approved by the stockholders of the Company. The Stock Compensation Plan is administered and interpreted by the Board.

      Until 2001, when the Board terminated the retirement benefit plan for Board members, a non-employee director with at least five years of service would receive, upon reaching age 70 and termination of service to the Company, a retirement benefit of $10,000 per year for 15 years after his retirement, payable to the director or the director's beneficiaries in the event of his death. The Company made mandatory lump sum distributions in 2002 equal to the present value of certain non-employee directors' retirement benefits.

VOTE REQUIRED

      A plurality of the votes cast by stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The six nominees receiving the highest number of affirmative votes of the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting will be elected as directors of Alpine. Unless otherwise instructed, the proxy holders will vote each returned Proxy "FOR" the nominees named above.

RECOMMENDATION OF THE BOARD

      THE BOARD RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.


                                   PROPOSAL 2
                      RATIFICATION OF INDEPENDENT AUDITORS

      The Audit Committee has reappointed the firm of Deloitte & Touche LLP, independent auditors for Alpine during the fiscal year ended December 31, 2003, to serve in the same capacity for the fiscal year ending December 31, 2004, and is asking the stockholders to ratify this appointment. Representatives of the firm of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      The  appointment  of  independent  auditors is made  annually by the Audit
Committee and is being submitted to the stockholders for ratification. Before making its appointment of Deloitte & Touche LLP, the Audit Committee carefully considered that firm's qualifications as independent auditors for the Company. This included a review of its past performance, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee has expressed its satisfaction with Deloitte & Touche LLP in all of these respects.

FEES

      The following table details the fees billed for each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP, the Company's principal accountant:

                           YEAR ENDED
                    DECEMBER 31,    DECEMBER 31,
                    ------------    ------------
                       2003            2002
                       ----            ----

Audit Fees           $395,000        $460,000
Audit-Related Fees         --              --
Tax Fees               75,000 (1)      22,000 (2)
All Other Fees        122,000 (3)          --

(1) Fees related to the preparation of the Company's 2003 Federal and State income tax returns and quarterly estimated tax payments.

(2) Fees related to the review and signing of the Company's 2002 Federal income tax return.

(3) Fees related to services provided in connection with the filing of the Company's Registration Statement on Form S-2 related to the subscription rights of holders of Alpine Common Stock to purchase Series A Preferred Stock ($73,000) and fees related to services provided in connection with the review of the Company's exchange offer filed with the SEC on June 23, 2003 ($49,000).

      The charter of the Audit Committee includes the requirement that all audit and non-audit services provided by the independent auditor are pre-approved by the Audit Committee in accordance with Section 202 of the Sarbanes-Oxley Act.

      The fees outlined in the above table were pre-approved by the Audit Committee in compliance with the Audit Committee charter.

VOTE REQUIRED

      The affirmative vote of the holders of a majority in voting power of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP. In the event that the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee believes that such a change would be in Alpine's and its stockholders' best interests.

RECOMMENDATION OF THE BOARD

      THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS ALPINE'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.



                                   PROPOSAL 3
   AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK



      Currently, the Company's authorized capital stock under its Certificate of Incorporation consists of 25,000,000 shares of Alpine Common Stock and 500,000 shares of preferred stock. As of September 30, 2004, all of such authorized shares of Alpine Common Stock were either issued and outstanding or reserved for issuance.


      The Board recommends that the stockholders vote FOR the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Alpine Common Stock to 50,000,000 for the reasons more fully set forth below.

      No change is being sought in the number of authorized shares of preferred stock.

REASONS FOR AND EFFECTS OF THE PROPOSAL

      The Board has approved for submission to the Company's stockholders, and recommends that the Company's stockholders approve, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Alpine Common Stock from 25,000,000 to 50,000,000.

      The Company anticipates that it will require in the future a greater number of authorized shares of Alpine Common Stock than is currently available under its Certificate of Incorporation. The availability of additional authorized shares will enable the Board to act with flexibility when and as the need arises to issue additional shares in the future without the delays necessitated by having to obtain a stockholder vote and to take advantage of changing market and financial conditions in a more timely manner. Among the reasons for issuing additional shares would be to employees and directors pursuant to any option, stock ownership or other benefit plans or employment agreements, in public or private offerings as a means of obtaining additional capital for the Company's business, as part or all of the consideration required to be paid for the acquisition of ongoing businesses or other assets, and to satisfy any current or future financial obligations of the Company.

      In connection with the Company's rights offering to purchase shares of the Series A Preferred Stock, which was consummated in November 2003, the directors and officers of the Company who had previously purchased shares of the Series A Preferred Stock in a private placement in June 2003 agreed not to convert their Series A Preferred Stock into Alpine Common Stock, exercise their stock options or receive matching grants upon the vesting of shares held in their deferred stock accounts under the Company's Deferred Stock Account Plan unless and until Alpine has a sufficient number of authorized shares to permit these actions. Approval of this proposal would allow these directors and officers to take the foregoing actions. These directors and officers, who collectively beneficially own approximately 41% in voting power of the Company's securities, have agreed to vote their shares in favor of this amendment. At the current conversion price of $0.511, these directors and officers would receive a total of 6,157,318 shares of Alpine Common Stock upon conversion of all of their shares of Series A Preferred Stock. None of our executive officers or directors has informed us of his intention to convert his shares of Series A Preferred Stock.


      The Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company, which may adversely affect the ability of the Company's stockholders to obtain a premium for their shares.

      The proposed increase in the number of authorized shares of Alpine Common Stock will not change the number of shares of Alpine Common Stock outstanding or the rights of the holders of the Alpine Common Stock. Other than the possibility of issuing new shares of Alpine Common Stock to non-employee directors under the Stock Compensation Plan, upon the exercise of outstanding stock options or options issued to non-employee directors under the Stock Compensation Plan, or upon the conversion of outstanding Series A Preferred Stock, the Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of Alpine Common Stock that would be authorized by the proposed amendment to the Certificate of Incorporation. Any issuance of additional shares of Alpine Common Stock could reduce the current stockholders' proportionate interests in the Company, depending on the number of shares issued and the purpose, terms and conditions of the issuance. Although the Board intends to issue Alpine Common Stock only when it considers such issuance to be in the best interest of the Company, the issuance of additional shares of Alpine Common Stock may have, among other things, a dilutive effect on earnings per share and on the equity and voting rights of stockholders. The Board believes, however, that the benefits of providing the flexibility to issue shares without delay for any business purpose outweigh any such possible disadvantages.

      Ownership of shares of Alpine Common Stock entitles each stockholder to one vote per share of Alpine Common Stock. Holders of shares of Alpine Common Stock do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. Stockholders wishing to maintain their interest, however, may be able to do so through normal market purchases.

VOTE REQUIRED

      The affirmative vote of the holders of a majority in voting power of the outstanding shares entitled to vote on this proposal is required to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Alpine Common Stock.

RECOMMENDATION OF THE BOARD

      THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF ALPINE COMMON STOCK TO 50,000,000.

                                   PROPOSAL 4

 AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A 100:1 REVERSE/FORWARD STOCK
                                     SPLIT


      The Board has authorized, and recommends for your approval, a reverse 1-for-100 stock split followed immediately by a forward 100-for-1 stock split of the Alpine Common Stock. As permitted under the Delaware General Corporation Law, stockholders whose shares of Alpine Common Stock are converted into less than 1 share in the reverse split will receive cash payments equal to the fair value of those fractional interests. We refer to the reverse and forward stock splits, together with the related cash payments to stockholders with small holdings, as the "Transaction." We also refer to our record stockholders whose shares of Alpine Common Stock are registered in their names as "registered stockholders."

      If approved, the Transaction will take place as soon as practicable following the Annual Meeting upon filing with the Secretary of State of Delaware of a Certificate of Amendment effecting the amendment necessary to complete the Transaction (the "Effective Date"). In order to complete the Transaction, holders of a majority in voting power of the outstanding shares entitled to vote at the Annual Meeting must vote in favor of the proposed amendment to Alpine's Certificate of Incorporation. We attach the proposed amendment to the Certification of Incorporation to this Proxy Statement as Appendix B.

      The highlights of the Transaction are as follows:

EFFECT ON STOCKHOLDERS

      If approved at the Annual Meeting, the Transaction will affect Alpine stockholders as follows after completion:

--------------------------------------------------------------------------------
                                          NET EFFECT AFTER TRANSACTION
STOCKHOLDERS AS OF EFFECTIVE DATE         COMPLETION
--------------------------------------------------------------------------------
Registered stockholders holding 100 or    None.
more shares of Alpine Common Stock in a
record account.
--------------------------------------------------------------------------------
Registered stockholders holding fewer     Shares will be cashed out at a price
than 100 shares of Alpine Common Stock    based on the trading value of the
in a record account                       shares at that time (see
                                          "Determination of Trading Value"
                                          below).  You will not have to pay any
                                          commissions or other fees on this
                                          cash-out.  Holders of these shares
                                          will not have any continuing equity
                                          interest in Alpine.
--------------------------------------------------------------------------------
Stockholders holding Alpine Common Stock We intend for the Transaction to treat in "street name" through a nominee (such stockholders holding Alpine Common
as a bank or broker)                      Stock in street name through a nominee
                                          (such as a bank or broker) in the same
                                          manner as stockholders whose shares
                                          are registered in their names.
                                          Nominees will be instructed to effect
                                          the Transaction for their beneficial
                                          holders.  However, nominees may have
                                          different procedures, and stockholders
                                          holding shares in street name should
                                          contact their nominees.
--------------------------------------------------------------------------------

REASONS FOR THE TRANSACTION

      The Board recommends that the stockholders approve the Transaction for the following reasons, among other things (as described in detail under "Background and Purpose of the Transaction" below):


--------------------------------------------------------------------------------
ISSUE                                     SOLUTION
--------------------------------------------------------------------------------
Alpine has a large number of              The Transaction will reduce the number
stockholders that own relatively few      of stockholders with small accounts
shares.  Specifically, as of September    and is thereby expected to result in
30, 2004, of Alpine's approximately       significant cost savings for Alpine.
1,400 registered stockholders,
approximately 1,000 held fewer than 100
shares of Alpine Common Stock.  In
addition, as of September 30, 2004, of
Alpine's approximately 1,800
stockholders holding Alpine Common Stock
in street name through a nominee (such
as a bank or broker), approximately 350
held fewer than 100 shares of Alpine
Common Stock in their accounts.  In
summary, stockholders holding fewer than
100 shares of Alpine Common Stock in
their accounts represented approximately
42% of the total number of our
stockholders, but these stockholders
collectively held only approximately .2%
of the Alpine Common Stock outstanding
on September 30, 2004 assumes no
stockholder has more than one account.
Continuing to maintain accounts for all
these stockholders, including costs
associated with required stockholder
mailings, will cost Alpine thousands of
dollars each year.
--------------------------------------------------------------------------------
In many cases, it is prohibitively        The Transaction would cash out
expensive for stockholders with fewer     stockholders with small accounts
than 100 shares of Alpine Common Stock    without transaction costs such as
to sell their shares on the open market,  brokerage fees. However, if these
particularly given market liquidity       stockholders do not want to cash out
issues and the relatively low trading     their holdings of Alpine Common Stock,
price of the Alpine Common Stock.         they may purchase additional shares on
                                          the open market to increase the number
                                          of shares of Alpine Common Stock in
                                          their account to at least 100 shares
                                          or, if applicable,
                                          consolidate/transfer their accounts
                                          into an account with at least 100
                                          shares of Alpine Common Stock.
--------------------------------------------------------------------------------


STRUCTURE OF THE TRANSACTION

      The Transaction includes both a reverse stock split and a forward stock split of the Alpine Common Stock. If the Transaction is approved and occurs, the reverse split will occur at 6:00 p.m. on the Effective Date. All registered stockholders on the Effective Date will receive 1 share of Alpine Common Stock for every 100 shares of Alpine Common Stock held in their record accounts at that time. Any registered stockholder who holds fewer than 100 shares of Alpine Common Stock in a record account at 6:00 p.m. on the Effective Date (also referred to as a "Cashed-Out Stockholder") will receive a cash payment instead of fractional shares. This cash payment will be based on the trading value of the cashed-out shares at the time. (See "Determination of Trading Value" below for a description of how the trading value will be determined upon completion of the Transaction.) Immediately following the reverse split, at 6:01 p.m. on the Effective Date, all registered stockholders who are not Cashed-Out Stockholders will receive 100 shares of Alpine Common Stock for every 1 share they received after the reverse stock split. If a stockholder holds 100 or more shares in a record account, any fractional share in the account will not be cashed out after the reverse split and the total number of shares held in that account will not change as a result of the Transaction.

      We intend for the Transaction to treat stockholders holding Alpine Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names. Accordingly, we also refer to those street name holders who receive a cash payment instead of fractional shares as "Cashed-Out Stockholders." Nominees will be instructed to effect the Transaction for their beneficial holders. However, nominees may have different procedures, and stockholders holding shares in street name should contact their nominees.

      In general, the Transaction can be illustrated by the following examples:

--------------------------------------------------------------------------------
HYPOTHETICAL SCENARIO                     RESULT
--------------------------------------------------------------------------------
Ms. Thomas is a registered stockholder    Instead of receiving a fractional
who holds 90 shares of Alpine Common      share (9/10 of a share) of Alpine
Stock in her record account as of the     Common Stock after the reverse split,
Effective Date. At that time, the         Ms. Thomas' 90 shares will be
trading value of 1 share of Alpine        convertedinto the right to receive
Common Stock was $3.00 (see               cash. Using the hypothetical trading
"Determination of Trading Value" below)   value of $3.00 per share, Ms. Thomas
                                          will receive $270.00 ($3.00 x 90
                                          shares).

                                          Note: If Ms. Thomas wants to continue
                                          her investment in Alpine, she can buy
                                          at least 10 more shares of Alpine
                                          Common Stock and hold them in her
                                          record account. Ms. Thomas would have
                                          to act far enough in advance of the
                                          Annual Meeting so that the purchase is
                                          completed by the close of business on
                                          the Effective Date.
--------------------------------------------------------------------------------
Mrs. Turner has 2 record accounts. As of  Mrs. Turner will receive cash payments
the Effective Date, she holds 50 shares   equal to the trading value of her
of Alpine Common Stock in one account     shares of Alpine Common Stock in each
and 70 shares of Alpine Common Stock in   record account instead of receiving
the other. All of her shares are          fractional shares (1/2 share and 7/10
registered in her name only               share). Assuming a hypothetical
                                          trading value of Alpine Common Stock
                                          of $3.00 per share, Mrs. Turner would
                                          receive two checks totaling $360
                                          (50 x $3.00 = $150; 70 x $3.00 = $210;
                                          $150 + $210 = $360).

                                          Note: If Mrs. Turner wants to continue
                                          her investment in Alpine, she can
                                          consolidate/transfer her two record
                                          accounts. In that case, her holdings
                                          will not be cashed out in connection
                                          with the Transaction because she will
                                          hold more than 100 shares in one
                                          record account. She would have to act
                                          far enough in advance of the Annual
                                          Meeting so that the consolidation is
                                          completed by the close of business on
                                          the Effective Date.
--------------------------------------------------------------------------------
Mr. Phillips holds 150 shares of Alpine   After the Transaction, Mr. Phillips
Common Stock in his record account as of  will continue to hold all 150 shares
the Effective Date.                       of Alpine Common Stock.
--------------------------------------------------------------------------------
Mr. Adams holds shares of Alpine Common   We intend for the Transaction to treat
Stock in a brokerage account as of the    stockholders holding Alpine Common
Effective Date.                           Stock in street name through a nominee
                                          (such as a bank or broker) in the same
                                          manner as stockholders whose shares
                                          are registered in their names.
                                          Nominees will be instructed to effect
                                          the Transaction for their beneficial
                                          holders. However, nominees may have
                                          different procedures, and stockholders
                                          holding shares in street name should
                                          contact their nominees.
--------------------------------------------------------------------------------

      The hypothetical trading value of Alpine Common Stock used in the examples above does not represent our prediction of the future performance of the Alpine Common Stock. There is no guarantee that the trading value of the Alpine Common Stock will be $3.00 per share as of the Effective Date or any other price. Because the trading value of Alpine Common Stock for purposes of the Transaction cannot be known until the Effective Date, Cashed-Out Stockholders will not know the amount they will receive for their shares prior to the Annual Meeting.

BACKGROUND AND PURPOSE OF THE TRANSACTION


      Alpine had a stockholder base of approximately  3,200 common  stockholders
as  of  September  30,  2004,   consisting  of  approximately  1,400  registered
stockholders and approximately 1,800 stockholders holding Alpine Common Stock in street name through a nominee (such as a bank or broker). As of September 30, 2004, approximately 1,000 registered holders of Alpine Common Stock owned fewer than 100 shares. At that time, these stockholders represented approximately 71% of the total number of registered holders of Alpine Common Stock, but these accounts represented approximately only .1% of the total number of outstanding shares of Alpine Common Stock. In addition, as of September 30, 2004, approximately 350 street name holders of Alpine Common Stock owned fewer than 100 shares. At that time, these stockholders represented approximately 19% of the total number of street name holders of Alpine Common Stock, but these accounts represented approximately only .1% of the total number of outstanding shares of Alpine Common Stock. In summary, stockholders holding fewer than 100 shares in their accounts represented approximately 42% of the total number of our stockholders, but these stockholders collectively held only approximately ..2% of the Alpine Common Stock outstanding on September 30, 2004. This analysis assumes no stockholder has more than one account.

      In 2003, Alpine engaged in a series of transactions, which included a private placement and rights offering of Series A Preferred Stock and an exchange offer of 6% junior subordinated notes for Alpine Common Stock, which together constituted a strategic plan approved by the Board to provide stockholders with the following alternative approaches to their investment in
Alpine: (1) terminate their investment in the Alpine Common Stock by exchanging all of their shares for notes in the exchange offer; (2) increase their equity investment in Alpine, without incurring transaction expenses, by subscribing to the rights offering; or (3) do neither (1) nor (2). Although the exchange offer resulted in the reduction of the total number of common stockholders, the effect of Alpine's large stockholder base continues.

      The Transaction will provide stockholders owning fewer than 100 shares with a cost-effective way to cash out their investments, because Alpine will pay all transaction costs in connection with the Transaction. In most other cases, small stockholders would likely incur brokerage fees disproportionately high relative to the market value of their shares if they wanted to sell their stock. In addition, some small stockholders might even have difficulty finding a broker willing to handle such small transactions. The Transaction, however, eliminates these problems for most small stockholders.

      Moreover, Alpine expects to benefit from cost savings as a result of the Transaction. The costs of administering each stockholder's account is the same regardless of the number of shares held in each account. Therefore, the Company's costs to maintain these small accounts are disproportionately high when compared to the total number of shares involved and the recent share price of Alpine Common Stock. For example, in 2003, each registered stockholder and each street name holder cost the Company approximately $9.00 and $11.00 respectively for transfer agent fees and printing and postage costs.

      In light of these disproportionate costs, the Board believes that it is in the best interests of the Company and its stockholders as a whole to eliminate the administrative burden and costs associated with small accounts with fewer than 100 shares of Alpine Common Stock. We expect that we will reduce the total direct cost of administering stockholder accounts by at least $10,000 per year if we complete the Transaction.

      The Company may in the future pursue alternative methods of reducing its stockholder base, whether or not the Transaction is approved, including odd-lot tender offers and programs to facilitate sales by stockholders of odd-lot holdings. However, there can be no assurance that Alpine will decide to engage in any such transaction.


SPECIAL CONSIDERATIONS

      The Transaction could prompt stockholders that own fewer than 100 shares of Alpine Common Stock and that do not want to be cashed out to sell their shares sooner than they would have preferred and at a price that is lower than they hoped to realize. However, if these stockholders wish to continue their investment in Alpine, they have the option of purchasing additional shares (so that they own at least 100 shares in any account on the Effective Date) at a time when the price for the Alpine Common Stock is relatively low.

      The Board believes that the Transaction is fair to the Cashed-Out Stockholders because (1) it allows them to readily liquidate their investment in Alpine in a cost-effective manner, whereas to do so otherwise would be complicated by the difficulty of finding a broker willing to handle such a small sale and the relatively high brokerage fees associated with such a sale, and (2) the trading value will be determined by the market and will be based not on the share price on any single day, which could result in Cashed-Out Stockholders receiving an artificially low price for their shares, but rather on a 20-day average of the closing sales prices, which guards against severe fluctuations in the price of the Alpine Common Stock.

EFFECT OF THE TRANSACTION ON ALPINE STOCKHOLDERS

REGISTERED STOCKHOLDERS WITH A RECORD ACCOUNT OF FEWER THAN 100 SHARES

      If we complete the Transaction and you are a Cashed-Out Stockholder (i.e., a stockholder holding fewer than 100 shares of Alpine Common Stock in a record account immediately prior to the reverse stock split):

      o You will not receive a fractional share of Alpine Common Stock as a result of the reverse split.

      o Instead of receiving a fractional share of Alpine Common Stock, you will receive cash equal to the trading value of your affected shares. See "Determination of Trading Value" below.

      o After the reverse split, you will have no further interest in the Company with respect to your cashed-out shares. These shares will no longer entitle you to the right to vote as a stockholder or share in the Company's assets, earnings or profits. In other words, you will no longer hold your cashed-out shares, you will just have the right to receive cash for these shares.

      o     You  will  not  have  to  pay  any  service   charges  or  brokerage
            commissions in connection with the Transaction.

      o As soon as practicable after the Effective Date, you will receive cash for the Alpine Common Stock you held in your record account immediately prior to the reverse split. You will receive a transmittal letter from Alpine as soon as practicable after the Effective Date. The letter of transmittal will contain instructions on how to surrender your certificate(s) to the Company's transfer agent, American Stock Transfer & Trust Company, for your cash payment. You will not receive your cash payment until you surrender your outstanding certificate(s) to American Stock Transfer & Trust Company, together with a completed and executed copy of the letter of transmittal. Please do not send your certificate(s) until you receive your letter of transmittal. For further information, see "Stock Certificates" below.

      o     All amounts owed to you will be subject to applicable income tax.

      o All amounts owed in connection with the Transaction to a stockholder that cannot be located will be subject to state abandoned property laws.

      o You will not receive any interest on cash payments owed to you as a result of the Transaction.

NOTE: If you want to continue to hold Alpine Common Stock after the Transaction, you may do so by taking any of the following actions far enough in advance of the Annual Meeting so that it is completed by the Effective Date:

(1) purchase a sufficient number of shares of Alpine Common Stock on the open market and have them registered in your name so that you hold at least 100 shares in your record account immediately prior to the reverse split; or

(2) if applicable, consolidate your record accounts so that you hold at least 100 shares of Alpine Common Stock in one record account immediately prior to the reverse split.

REGISTERED STOCKHOLDERS WITH 100 OR MORE SHARES

      If you are a registered stockholder with 100 or more shares of Alpine Common Stock in your record account as of 6:00 p.m. on the Effective Date, we will first convert your shares into one hundredth (1/100) of the number of shares you held immediately prior to the reverse split. One minute after the reverse split, at 6:01 p.m., we will reconvert your shares in the forward stock split into 100 times the number of shares you held after the reverse split, which is the same number of shares you held before the reverse split. For example, if you were a registered owner of 250 shares of Alpine Common Stock immediately prior to the reverse split, your shares would be converted to 2.5 shares in the reverse split and back to 250 shares in the forward split. As a result, the Transaction will not affect the number of shares that you hold in record name if you hold 100 or more shares of Alpine Common Stock in your record account immediately prior to the reverse split.

BENEFICIAL OWNERS OF ALPINE COMMON STOCK

      We intend for the Transaction to treat stockholders holding Alpine Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Transaction for their beneficial holders. However, nominees may have different procedures, and stockholders holding shares in street name should contact their nominees.

DETERMINATION OF TRADING VALUE

      In lieu of issuing fractional shares to stockholders who hold fewer than 1 share after the reverse split, under the Delaware General Corporation Law the Company may pay cash for the fair value of such fractional shares. If stockholders approve the Transaction at the Annual Meeting and the Transaction is completed, the Company will pay to Cashed-Out Stockholders cash equal to the trading value of the shares they held immediately prior to the reverse split in accounts with fewer than 100 shares of Alpine Common Stock. For purposes of the Transaction, the trading value of each outstanding share of Alpine Common Stock at that time will be the average of the closing sale prices per share of the Alpine Common Stock on the OTC Bulletin Board for the twenty (20) consecutive trading days immediately preceding the Effective Date. The Company will pay no interest on cash sums due to any stockholder pursuant to the Transaction.

EFFECT OF THE TRANSACTION ON THE COMPANY

      The Transaction will not affect the public registration of the Alpine Common Stock with the SEC under the Securities Exchange Act of 1934. Similarly, we do not expect that the Transaction will affect the continued quotation of the Alpine Common Stock on the OTC Bulletin Board.


      The number of shares of authorized Alpine Common Stock will not change as a result of the Transaction (it will only change if Proposal 3 is approved by the stockholders at the Annual Meeting). On September 30, 2004, there were 15,513,848 shares of Alpine Common Stock issued and outstanding. The total number of outstanding shares of Alpine Common Stock will be reduced by the number of shares held by the Cashed-Out Stockholders immediately prior to the reverse split. Based on our best estimates if the Transaction had taken place on September 30, 2004, the number of outstanding shares of Alpine Common Stock would have been reduced from 15,513,848 to 15,481,848, or by approximately 32,000 shares. In addition, the number of registered holders of Alpine Common Stock would have been reduced from approximately 1,400 to 400, or by almost 1,000 stockholders, and the number of street name holders of Alpine Common Stock would have been reduced from approximately 1,800 to 1,450, or by almost 350 stockholders.


      We have no current plans to issue Alpine Common Stock other than pursuant to the Company's existing stock plans and the conversion of outstanding Series A Preferred Stock. However, the additional number of authorized but unissued shares from the Transaction would be available to the Board in its management of the Company's capitalization. Unless legally required to do so, we will not seek further stockholder authorization before issuing Alpine Common Stock. Stockholders will not have any preemptive or other preferential rights to purchase any of the Company's stock that may be issued by the Company in the future, unless such rights are specifically granted to the stockholders.


      If the Transaction is approved and completed, the total number of shares that would be purchased from the Cashed-Out Stockholders and the total cash to be paid by the Company are unknown. However, if the Transaction had been completed on September 30, 2004, when the average daily closing price per share of the Alpine Common Stock on the OTC Bulletin Board for the twenty (20) trading days immediately preceding such date was $2.77, then the cash payments that would have been made to Cashed-Out Stockholders instead of fractional shares would have been approximately $88,640, with approximately 32,000 shares purchased by the Company. The actual amounts will depend on the number of Cashed-Out Stockholders on the Effective Date, which will vary from the number of such stockholders on September 30, 2004. In addition, we do not know what the average daily closing price per share of the Alpine Common Stock on the OTC Bulletin Board for the twenty (20) trading days prior to the Effective Date will be.


      The par value of the Alpine Common Stock will remain at $.10 per share after the Transaction.

STOCK CERTIFICATES

      The Transaction will not affect any stock certificates representing shares of Alpine Common Stock held by registered stockholders owning 100 or more shares immediately prior to the reverse split. Old certificates held by any of these stockholders will continue to evidence ownership of the same number of shares as is set forth on the face of the certificate.

      As described above, each Cashed-Out Stockholder will receive a letter of transmittal after the Transaction is completed. These stockholders must complete and sign the letter of transmittal and return it with their stock certificate(s) to the Company's transfer agent before they can receive cash payment for their shares. Completion and signing of the letter of transmittal will constitute the Cashed-Out Stockholder's warranty to the Company that he or she owns the cashed-out shares free of any encumbrances.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      We have summarized below certain federal income tax consequences to the Company and stockholders resulting from the Transaction. This summary is based on existing U.S. federal income tax law, which may change, even retroactively. This summary does not discuss all aspects of federal income taxation which may be important to you in light of your individual circumstances. Many stockholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations and foreign persons) may be subject to special tax rules. Other stockholders may also be subject to special tax rules, including, but not limited to, stockholders who received Alpine Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign or other tax considerations. This summary assumes that you are a U.S. citizen and have held, and will hold, your shares as capital assets for investment purposes under the Internal Revenue Code of 1986, as amended (the "Code"). You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences in light of your specific circumstances.

      The Transaction will not be a taxable transaction to the Company. Accordingly, the Transaction will result in no material federal income tax consequences to the Company.

FEDERAL INCOME TAX CONSEQUENCES TO STOCKHOLDERS WHO ARE NOT CASHED OUT BY THE TRANSACTION

      If you (1) continue to hold Alpine Common Stock immediately after the Transaction and (2) receive no cash as a result of the Transaction, you will not recognize any gain or loss in the Transaction and you will have the same adjusted tax basis and holding period in your Alpine Common Stock as you had in such stock immediately prior to the Transaction.

FEDERAL INCOME TAX CONSEQUENCES TO CASHED-OUT STOCKHOLDERS

      If you receive cash as a result of the Transaction, your tax consequences will depend on whether, in addition to receiving cash, you continue to hold, either actually or constructively within the meaning of Section 302(c) of the Code, Alpine Common Stock immediately after the Transaction, as explained below.

1. Stockholders Who Exchange All of Their Alpine Common Stock for Cash and Do Not Constructively Own Alpine Common Stock After the Transaction

      If you (1) receive cash in exchange for a fractional share as a result of the Transaction and (2) do not continue to hold, actually or constructively, any Alpine Common Stock immediately after the Transaction, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your cashed-out stock and your aggregate adjusted tax basis in such stock.

2. Stockholders Who Both Receive Cash and Continue to Hold, Either Actually or Constructively, Alpine Common Stock Immediately After the Transaction

      If you both receive cash as a result of the Transaction and continue to hold, either actually or constructively, Alpine Common Stock immediately after the Transaction, you generally will recognize gain or loss in the same manner as set forth in the previous paragraph, provided that your receipt of cash either
(1) is "not essentially equivalent to a dividend" or (2) is a "substantially disproportionate redemption of stock," as described below.

      o "Not Essentially Equivalent to a Dividend." You will satisfy the "not essentially equivalent to a dividend" test if the reduction in your proportionate interest in the Company, based on your actual and constructive ownership of Alpine Common Stock, resulting from the Transaction is considered a "meaningful reduction" given your particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will meet this test.

      o "Substantially Disproportionate Redemption of Stock." The receipt of cash in the Transaction will be a "substantially disproportionate redemption of stock" for you if the percentage of the outstanding shares of Alpine Common Stock owned by you, actually and constructively, immediately after the Transaction is less than 80% of the percentage of shares of Alpine Common Stock owned by you, actually and constructively, immediately before the Transaction.

      In applying these tests, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you, as determined under Section 302 of the Code. In addition, you may possibly take into account sales and purchases of shares of Alpine Common Stock that occur substantially contemporaneously with the Transaction. If the taxable amount is not treated as capital gain under any of the tests, it will be treated first as ordinary dividend income to the extent of your ratable share of the Company's undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as capital gain. For individuals, dividend income received from a U.S. corporation, such as Alpine, generally qualifies for a maximum tax rate of 15%.

      The above discussion is based on our conclusion that the cash received should be treated as a distribution in redemption of the cashed-out stock. However, it could conceivably be argued that the cash should be treated as cash received in connection with a "recapitalization." If such an argument were successful, the tax consequences to stockholders who receive cash and continue to hold, either actually or constructively, Alpine Common Stock immediately after the Transaction may differ from those discussed above.

CAPITAL GAIN AND LOSS

      For individuals, net capital gain (defined generally as your total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than 12 months generally will be subject to tax at a rate not to exceed 15%. Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates. In addition, capital gain recognized by a corporate taxpayer will continue to be subject to tax at the ordinary income tax rates applicable to corporations. There are limitations on the deductibility of capital losses.

      As explained above, the amounts paid to you as a result of the Transaction may result in dividend income, capital gain income or some combination of dividend and capital gain income to you depending on your individual circumstances.

INFORMATION REPORTING AND BACKUP WITHHOLDING

      You will generally be subject to information reporting requirements and may be subject, under certain circumstances, to backup withholding (currently at a 28% rate) with respect to cash payments you receive as a result of the Transaction. Backup withholding will not apply if, on the substitute Form W-9 included in the letter of transmittal, you furnish Alpine your taxpayer identification number and the required certification. These information reporting and backup withholding requirements generally do not apply to certain stockholders, including corporations, tax-exempt organizations, qualified pension and profit sharing trusts, certain financial institutions and individual retirement accounts.

      Backup withholding is not an additional tax and may be credited against your federal income tax liability, with any balance refunded. The information reporting to the IRS may apply regardless of whether withholding is required. YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE TRANSACTION IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

RESERVATION OF RIGHTS

      The Board reserves the right to abandon the Transaction without further action by the stockholders at any time before the filing with the Delaware Secretary of State of the proposed amendment to Alpine's Certificate of Incorporation, even if the Transaction has been authorized by the stockholders at the Annual Meeting. In addition, the Company will not effect the Transaction if it would constitute a "going private transaction" under Rule 13e-3 under the Securities Exchange Act of 1934.

VOTE REQUIRED

      The affirmative vote of the holders of a majority in voting power of the outstanding shares entitled to vote on this proposal is required to amend the Company's Certificate of Incorporation to effect the 100:1 reverse/forward split.


      If Proposals 3 and 4 are approved and the Effective Date of the Transaction has occurred, then based on the number of shares issued and outstanding on the record date, the number of shares of Alpine Common Stock that will be (1) issued and outstanding, (2) authorized and reserved for issuance and
(3) authorized but unreserved is as follows:

                                         NUMBER OF SHARES OF ALPINE COMMON STOCK

Issued and outstanding                   15,485,320
Authorized and reserved for issuance     13,229,876
Authorized but unreserved                21,284,804


RECOMMENDATION OF THE BOARD

      THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT THE 100:1 REVERSE/FORWARD STOCK SPLIT.

                         REPORT OF THE AUDIT COMMITTEE

      The charter of the Audit Committee of the Board specifies that the purpose of the Committee is to assist the Board in its oversight of:

      o     The integrity of Alpine's financial statements;
      o The adequacy of Alpine's system of internal accounting and financial controls; and
      o The appointment, engagement and performance of the independent auditors and the evaluation of the independent auditors' qualifications and independence;

      The Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      In discharging its responsibilities, the Committee is not itself responsible for the planning or the performance of audits or for any determination that Alpine's financial statements are complete and accurate or in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of Alpine's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by Alpine. Alpine's independent auditors, Deloitte & Touche LLP, are responsible for auditing Alpine's financial statements and for reviewing Alpine's unaudited interim financial statements.

      The Committee met five times during the fiscal year ended December 31, 2003. The Committee's meetings included separate discussions with management and Deloitte & Touche LLP.

      As part of its oversight of Alpine's financial statements, the Committee reviewed and discussed with both management and Deloitte & Touche LLP all annual financial statements and quarterly operating results prior to their issuance. Management represented to the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles. The Committee discussed with Deloitte & Touche LLP the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the quality of Alpine's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with Deloitte & Touche LLP the critical accounting policies and practices used in the preparation of Alpine's annual consolidated financial statements and whether there were any audit problems.

      The Committee discussed with Deloitte & Touche LLP that firm's independence from Alpine and management. The Committee obtained and reviewed the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and provided to the Committee by Deloitte & Touche LLP. The Committee also discussed with Deloitte & Touche LLP:

      o     The firm's internal quality control procedures;
      o Any material issues raised by the most recent internal quality control review (or peer review) of the firm; and
      o     All relationships between the firm and Alpine.

      The Committee reviewed and pre-approved the fees for services rendered by Deloitte & Touche LLP for fiscal 2003 and considered whether the provision of non-audit services by Deloitte & Touche LLP in 2003 was compatible with maintaining the auditors' independence.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in Alpine's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

      The Committee has appointed Deloitte & Touche LLP as Alpine's independent auditors for the fiscal year ending December 31, 2004.

                                 Audit Committee
                                 James R. Kanely (Chairman)
                                 Kenneth G. Byers, Jr.
                                 John C. Jansing

CHANGE IN INDEPENDENT AUDITORS. On May 8, 2002, the Company, based on the recommendation of the Audit Committee, terminated the engagement of Arthur
Andersen LLP ("AA") as the Company's independent public accountants. AA's reports on the Company's consolidated financial statements for each of the years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2000 and 2001 and through the date of its termination, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to AA's satisfaction, would have caused AA to make reference to the subject matter of the disagreements in connection with AA's reports on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      On May 31, 2002, the Company, based on the recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Company's independent public accountants for the year ending December 31, 2002 and thereafter for the year ending December 31, 2003. During the Company's two most recent fiscal years prior to such appointment and through the date of its appointment, the Company did not consult with Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                            OWNERSHIP OF SECURITIES


As of October 18, 2004, there were issued and outstanding 15,517,320 shares of Alpine Common Stock and 14,711 shares of Series A Preferred Stock.1 The following table contains information as of such date regarding the number of shares of Alpine Common Stock and Series A Preferred Stock beneficially owned by
(i) each person known to the Company to have beneficial ownership of more than 5% of the Alpine Common Stock or Series A Preferred Stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers as a group. The information contained herein is based on information provided by such beneficial holders to the Company or contained in publicly filed documents with the SEC.

NAME AND ADDRESS OF               NUMBER OF SHARES OF      PERCENT OF  NUMBER OF SHARES OF SERIES A  PERCENT OF
BENEFICIAL OWNER (1)            ALPINE COMMON STOCK (2)    CLASS (2)          PREFERRED STOCK          CLASS
--------------------            -----------------------    ---------          ---------------          -----

Steven S. Elbaum                            2,892,517 (3)    18.6%                    4,426 (15)       30.1%
A. Alex Porter and Paul Orlin
Porter, Felleman Inc.
666 Fifth Avenue
New York, NY 10103                           717,400 (4)      4.6%                       ---            ---
Bragi F. Schut                               645,717 (5)      4.2%                       322 (15)       2.2%
Kenneth G. Byers, Jr.                        595,409 (6)      3.8%                       500            3.4%
John C. Jansing                              368,722 (7)      2.4%                       620            4.2%
K. Mitchell Posner                           199,999 (8)      1.3%                     1,316            8.9%
Stewart H. Wahrsager                         106,993 (9)       *                         265            1.8%
James R. Kanely                              103,451 (10)      *                         400            2.7%
Randolph Harrison                             77,186 (11)      *                         265            1.8%
Harold M. Karp                                62,103 (12)      *                          53             *
David A. Owen                                 38,333 (13)      *                          80             *
All directors and executive                4,908,584 (14)    31.3%                     8,247           56.1%
officers as a group


-----------
*     Less than one percent

(1) Unless otherwise indicated, the address of each beneficial owner is c/o The Alpine Group, Inc., One Meadowlands Plaza, Suite 200, East Rutherford, New Jersey 07073.


(2) With respect to the Company's executive officers and directors, does not include shares of Alpine Common Stock issuable upon conversion of the Series A Preferred Stock, because the Company's executive officers and directors have agreed not to convert the Series A Preferred Stock into Alpine Common Stock until the Company has a sufficient number of authorized shares of Alpine Common Stock to permit such conversion, which it will have if Proposal 3 is approved by the stockholders. Nevertheless, all holders of the Series A Preferred Stock, including the Company's executive officers and directors, are entitled to vote their shares of Series A Preferred Stock on an as-converted basis, together with the Alpine Common Stock. Accordingly, the Company's executive officers and directors have combined voting power, giving effect to both their interests in the Alpine Common Stock (but excluding shares credited to their respective accounts under the Company's Deferred Stock Account Plan, as to which they do not have voting power) and Series A Preferred Stock, as follows: Mr. Elbaum - 4,813,403 votes or 18.2%; Mr. Posner - 1,077,800 votes or 4.1%; Mr. Byers - 966,914 votes or 3.6%; Mr. Schut - 884,966 votes or 3.3%; Mr. Jansing - 829,388 votes or 3.1%; Mr. Kanely - 400,655 votes or 1.5%; Mr. Harrison - 274,083 votes or 1.0%; Mr. Wahrsager - 262,044 votes or 1.0%; Mr. Karp - 81,482 votes or less than 1%; Mr. Owen - 77,773 votes or less than 1%; and all executive officers and directors as a group - 11,036,182votes or 41.5%.




--------
1 The holders of Series A Preferred Stock are entitled to vote their shares on an as-converted basis together with the Alpine Common Stock. Each share of Series A Preferred Stock is currently convertible into 743.01 shares of Alpine Common Stock.

(3) Includes (i) 1,262 shares owned by Mr. Elbaum's wife as custodian for their son, as to which shares Mr. Elbaum disclaims beneficial ownership,
      (ii) 5,000 shares owned by Mr. Elbaum as custodian for his daughter, as to which shares Mr. Elbaum disclaims beneficial ownership, and (iii) 1,367,674 shares in Mr. Elbaum's account under the Company's Deferred Stock Account Plan, which provides that such shares shall be voted by action of the Board and (iv) 211,846 shares in the accounts of certain other officers of the Company under the Company's Deferred Stock Account Plan, which provides that Mr. Elbaum has the sole power to vote such shares.

(4) Based on a Schedule 13D filed with the Securities and Exchange Commission on November 15, 2001. Messrs. Porter and Orlin, as general partners or principals of certain entities, have sole power to vote, direct the vote, dispose and direct the disposition of such shares.


(5) Includes (i) 12,350 shares owned by Mr. Schut's wife, as to which shares Mr. Schut disclaims beneficial ownership, (ii) 24,050 shares issuable upon exercise of certain stock options and (iii) 38,851 shares of restricted stock.

(6) Includes 39,409 shares owned by Byers Engineering Company, of which Mr. Byers is the president and sole shareholder, and 69,207 shares issuable upon exercise of certain stock options.

(7)   Includes 128,453 shares of restricted stock.


(8) Includes 33,333 shares issuable upon exercise of certain stock options and 100,000 shares of restricted stock. An aggregate of 100,000 shares of such restricted stock have been credited to Mr. Posner's account under the Deferred Stock Account Plan, which provides that Mr. Elbaum has the sole power to vote such shares.

(9) Includes 16,500 shares issuable upon exercise of certain stock options and 41,846 shares of restricted stock. An aggregate of 41,846 shares of such restricted stock have been credited to Mr. Wahrsager's account under the Deferred Stock Account Plan, which provides that Mr. Elbaum has the sole power to vote such shares.


(10) Includes 14,902 shares issuable upon exercise of certain stock options and 138 shares owned by Mr. Kanely's wife, as to which shares Mr. Kanely disclaims beneficial ownership.

(11)  Includes 8,051 shares issuable upon exercise of certain stock options.


(12) Includes 20,000 shares of restricted stock. An aggregate of 20,000 shares of such restricted stock have been credited to Mr. Karp's account under the Deferred Stock Account Plan, which provides that Mr. Elbaum has the sole power to vote such shares.

(13) Includes 20,000 shares of restricted stock. An aggregate of 20,000 shares of such restricted stock have been credited to Mr. Owen's account under the Deferred Stock Account Plan, which provides that Mr. Elbaum has the sole power to vote such shares.


(14) Includes (i) 166,043 shares issuable upon exercise of certain stock options, (ii) 1,367,674 shares in Mr. Elbaum's account under the Company's Deferred Stock Account Plan, which provides that such shares shall be voted by action of the Board, and (iii) 18,750 shares as to which the officers and directors disclaim beneficial ownership.


(15) Includes in the case of Mr. Elbaum, and excludes in the case of Mr. Schut, 1,052 shares owned by a limited liability company, in which Messrs. Elbaum and Schut are the sole members. Mr. Elbaum has an economic interest in 574 of such shares, and Mr. Schut has an economic interest in 478 of such shares, but Mr. Elbaum, as sole manager of such limited liability company, has sole voting and dispositive power with respect to all such shares. In addition, the other shares of Series A Preferred Stock beneficially owned by Mr. Elbaum are either held directly by Mr. Elbaum or through family-owned entities.

                                   MANAGEMENT
EXECUTIVE OFFICERS

      Set forth below is certain information regarding the executive officers of the Company, each of whom serves at the discretion of the Board.

NAME                  AGE    POSITION WITH THE COMPANY AND OTHER BUSINESS
                             EXPERIENCE


Steven S. Elbaum       55    Chairman of the Board of Directors and
                             Chief Executive  Officer of the Company since 1984.
                             From 1996 through 2002, Mr. Elbaum was Chairman and
                             Chief  Executive  Officer of  Superior  TeleCom and
                             Chairman of its Board of Directors  until  November
                             10, 2003.


K. Mitchell Posner     54    Executive Vice-President of the Company since March
                             2003.  From  June  2000  through  October  2002,  a
                             managing director of UBS Global Management, Inc., a
                             global  investment and money  management firm and a
                             subsidiary  of UBS AG. From October 1997 until June
                             2000,   President  of  Camulus   Capital,   LLC,  a
                             financial and management consulting firm.

David A. Owen          58    Chief  Financial  Officer of the Company  since May
                             2003.  Senior  Vice-President  -  Finance  of Essex
                             Electric Inc. ("Essex  Electric"),  a subsidiary of
                             the Company,  since  December  2002.  From November
                             1998  until   December  11,  2002,   Mr.  Owen  was
                             Executive  Vice-President  -  Finance  of  Superior
                             TeleCom.

Harold M. Karp         48    President of Essex  Electric  since  December 2002.
                             President  of  the  Electrical  Group  of  Superior
                             TeleCom from January 2001 until  December 11, 2002.
                             Senior   Vice-President--Operations   of   Superior
                             TeleCom's Communications Group from October 1996 through December 2000.

Stewart H.             55    Senior  Vice-President  and General  Counsel of the
  Wahrsager                  Company  from  January  1996 until April 2001,  and
                             since  January  2004.  Corporate  Secretary  of the
                             Company since January 1996.  Senior Vice  President
                             and General Counsel of Superior  TeleCom from April
                             2001  through   December  31,  2003  and  Corporate
                             Secretary of Superior TeleCom from October 1996 through December 2003.

      Superior TeleCom and its U.S. subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on March 3, 2003. On such date, the Company owned 48.9% of the outstanding common stock of Superior TeleCom and Mr. Elbaum was Chairman of its board of directors. Mr. Elbaum resigned as Chairman on November 10, 2003, the date Superior TeleCom's Plan of Reorganization became effective.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information during the years ended December 31, 2003, 2002 and 2001 with respect to compensation earned by or paid to the Company's Chief Executive Officer, each of the other most highly compensated executive officers of the Company other than the Chief Executive Officer and one additional individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at December 31, 2003.

                                                 ANNUAL COMPENSATION(1)                       LONG-TERM
                                                                                         COMPENSATION AWARDS
NAME AND PRINCIPAL            FISCAL                                    OTHER ANNUAL  RESTRICTED         OPTION
  POSITION                      YEAR    SALARY (2)       BONUS(3)       COMPENSATION   STOCK(4)        SHARES(5)    OTHER(6)
  --------                      ----    ----------       --------       ------------   --------        ---------    --------

Steven S. Elbaum                2003      $621,920       $186,576        $48,163 (7)   $114,000          450,000     $40,676
Chairman and Chief              2002       175,000                       581,410 (7)                               3,781,146 (8)
Executive Officer               2001       175,000        525,000         75,060 (7)                                  15,697

K. Mitchell Posner              2003      $206,038        $62,250        $39,588 (9)    $76,000          300,000   $133,668
Executive Vice-President        2002
                                2001

David A. Owen                   2003      $247,596        $94,279                       $15,200           55,000     $10,611
Chief Financial Officer         2002        10,316                                                                       542
                                2001

Harold M. Karp                  2003      $250,008       $131,252                       $15,200          125,000     $19,261
President of Essex              2002        10,417        100,000                                                        534
Electric Inc.                   2001

David S. Aldridge               2003       $13,462
Chief Financial Officer         2002        50,000                                                                  $996,035 (12)
(10)                            2001        50,000       $100,000        $14,267(11)                                  25,973


-----------

(1) The aggregate dollar value of all perquisites and other personal benefits, securities or property earned by or paid to any of the named individuals did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus set forth for such individual during any of the last three fiscal years.

(2) Forty (40%) percent of the amount shown for 2003 was not paid to Mr. Elbaum in cash but rather in deferred shares of Alpine Common Stock. See the description of Mr. Elbaum's employment agreement under "Employment Agreements". Does not include salary of $725,000 paid to Mr. Elbaum by Superior TeleCom during each of the years ended December 31, 2002 and 2001.

      The amounts shown for (i) Messrs. Owen and Karp in respect of the year ended December 31, 2002 represent wages paid commencing December 11, 2002, the date of the Electrical Acquisition (as defined below in "Certain Relationships and Related Transactions"), through the end of 2002 and (ii) for Mr. Aldridge in respect of the year ended December 31, 2003 represents wages paid during that year through the resignation of Mr. Aldridge in May 2003. The amount shown for Mr. Posner represents wages paid commencing March 11, 2003, the date of his commencement of employment.

(3) In December 2001, the Compensation Committee awarded discretionary bonuses to Messrs. Elbaum and Aldridge in the amount of $525,000 and $100,000, respectively, in recognition of their contributions to the successful disposition of the Company's investment in PolyVision Corporation ("PolyVision") in November 2001 (the "Polyvision Sale"). The bonuses were paid in February 2002.

      Pursuant to the terms of each executive's employment agreement with Essex Electric, (i) Mr. Karp received (a) a signing bonus of $100,000, which is included in the amount shown for the year ended December 31, 2002, and (b) a retention bonus of $56,250, included in the amount shown for the year ended December 31, 2003, and (ii) Mr. Owen received a retention bonus of $20,000, included in the amount shown for the year ended December 31, 2003.

      In February 2004, the Compensation Committee recommended to the Board, and the Board approved, incentive compensation cash bonuses for fiscal 2003 for the named executives which were paid in March 2004. Accordingly, the respective amounts of such bonuses are included in the amounts shown for the year ended December 31, 2003 as follows: Mr. Elbaum, $186,576; Mr. Posner, $62,250; Mr. Owen, $74,279; and Mr. Karp, $75,002.

(4) Based on the closing price of $0.76 of Alpine Common Stock on June 20, 2003, the date on which the restricted stock grant was made by the Company. Restrictions in respect of these restricted stock awards automatically are released in installments of one-third of the total award granted to each named executive on each of the first three anniversary dates of grant. The following table presents the number of shares of restricted stock awarded to the named executive officers during the year ended December 31, 2003 and the aggregate value of such restricted stock, based on the closing price of $0.95 of the Alpine Common Stock on December 31, 2003:

                                               AGGREGATE VALUE
                        SHARES OF RESTRICTED    OF RESTRICTED
                         STOCK GRANTED AS OF     STOCK AS OF
      NAME                DECEMBER 31, 2003    DECEMBER 31, 2003

      Steven S. Elbaum         150,000             $142,500
      K. Mitchell Posner       100,000               95,000
      Harold M. Karp            20,000               19,000
      David A. Owen             20,000               19,000

      In addition to the restricted stock awards from the Company during the period covered by the above table, during 2001, Mr. Elbaum, in his capacity as an officer and employee of Superior TeleCom, was granted 350,000 restricted shares of common stock, par value $.01 per share, of Superior TeleCom ("Superior Common Stock") by Superior TeleCom. All shares of restricted Superior Common Stock were cancelled pursuant to the Superior TeleCom Plan of Reorganization.

(5) During the year ended December 31, 2001, Mr. Elbaum, in his capacity as an officer and employee of Superior TeleCom, received a grant of stock options to purchase 677,612 shares of Superior Common Stock and a replacement stock option grant to purchase 572,388 shares of Superior Common Stock. All options to purchase shares of Superior Common Stock were cancelled pursuant to the Superior TeleCom Plan of Reorganization.

(6) The amounts set forth include (i) an accrual under the Superior Teletec Inc. ("Teletec") Senior Executive Retirement Plan (the "Teletec SERP"), which the Company assumed at the time of the acquisition of Teletec by the Company in 1993, for the payment of future annuities to Mr. Aldridge, (ii) medical reimbursement for Messrs. Elbaum, Posner and Aldridge, (iii) with respect to Mr. Karp, an automobile allowance for the period December 12 - December 31, 2002 and all of 2003, as well as club membership dues for 2003; with respect to Mr. Owen, an automobile allowance for the period December 12-31, 2002 and all of 2003; with respect to Mr. Posner, an automobile allowance for the period March 11 through December 31, 2003, and with respect to Mr. Aldridge, value of the use of a company-owned automobile for the years 2001 and 2002, (iv) book value of an automobile transferred to Mr. Elbaum in 2002, (v) imputed premium costs of group term life insurance for all of the named executive officers, (vi) with respect to Mr. Elbaum, imputed premium costs of endorsement split dollar life insurance and in 2003 reimbursement for club membership in the amount of $17,500 and annual dues in the amount of $4,325 in accordance with his employment agreement; and (vii) in respect of Mr. Posner, a relocation allowance and reimbursement of expenses of $122,036 in connection with his relocation to New Jersey in 2003 pursuant to his employment arrangement with the Company.

(7) Represents the contractual forgiveness of loans made to Mr. Elbaum prior to the effective date of the Sarbanes-Oxley Act of 2002 in connection with
      (i) the tax consequences of certain restricted stock awards and the exercise of certain stock options and (ii) in respect of the year ended December 31, 2002, the relinquishment of certain split-dollar insurance arrangements.

(8) In addition to the amounts paid to Mr. Elbaum in 2002 as noted in footnote 6, the amount set forth also includes (i) $2,894,180, which represents the sole and final distribution made directly to Mr. Elbaum in 2002 in connection with the cessation of all benefit accruals under the Alpine Senior Executive Retirement Plan ("SERP") in 2001, as approved by the Compensation Committee, (ii) $750,000 paid to Mr. Elbaum in 2002 representing the unpaid termination balance due to him pursuant to the terms of his employment agreement with Superior TeleCom upon his resignation as Chief Executive Officer of Superior TeleCom, which the Company assumed in connection with the Electrical Acquisition and (iii) $134,325 paid to Mr. Elbaum in 2002 in consideration for the cancellation, as a result of the Polyvision Sale, of certain stock options previously granted by the Company to purchase shares of PolyVision common stock that were owned by the Company.

(9) Represents payment to Mr. Posner for the tax consequences of a relocation allowance and reimbursement of relocation expenses, as described in footnote 6 above.

(10) Mr. Aldridge resigned as Chief Financial Officer of the Company in May 2003, at which time Mr. Owen was named Chief Financial Officer.

(11)  Represents  the  contractual  forgiveness  of a loan to Mr.  Aldridge  for
      certain  fringe   benefits  made  prior  to  the  effective  date  of  the
      Sarbanes-Oxley Act of 2002.

(12) In addition to the amounts paid to Mr. Aldridge in 2002 as noted in footnote 6, the amount set forth also includes (i) $698,871, which represents the sole and final distribution made directly to Mr. Aldridge in 2002 in connection with the cessation of all benefit accruals under the SERP in 2001, as approved by the Compensation Committee, (ii) $244,229 paid to Mr. Aldridge in 2002, which represents the discounted present value of his accrued benefit under the Teletec SERP, which the Company determined to liquidate, as approved by the Compensation Committee, and
      (iii) $43,770 paid to Mr. Aldridge in 2002 in consideration for the cancellation, as a result of the Polyvision Sale, of certain stock options previously granted by the Company to purchase shares of PolyVision common stock that were owned by the Company.

STOCK OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 2003

                            NUMBER OF       % OF TOTAL
                            SECURITIES        OPTIONS                                    POTENTIAL REALIZABLE VALUE (AT
                            UNDERLYING      GRANTED TO                                    ASSUMED ANNUAL RATES OF STOCK
                             OPTIONS       EMPLOYEES IN      EXERCISE     EXPIRATION     PRICE APPRECIATION FOR OPTION
NAME                         GRANTED           2003        PRICE ($/SH)      DATE                     TERM)
----                         -------           ----        ------------      ----                     -----
                                                                                             5%                 10%
                                                                                             --                 ---
Steven S. Elbaum             450,000          32.2%           $0.76        6/20/13        $215,082           $545,060
K. Mitchell Posner           300,000          21.5%            0.76        6/20/13         143,388            363,373
Harold M. Karp               125,000           9.0%            0.76        6/20/13          59,745            151,406
David A. Owen                 55,000           3.9%            0.76        6/20/13          26,288             66,618


AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

      The following table presents information for the individuals named above as to the exercise of stock options during the year ended December 31, 2003 and the number of shares underlying, and the value of, unexercised options outstanding at December 31, 2003:

                                                   NUMBER OF SHARES
                        EXERCISED DURING              UNDERLYING           VALUE OF UNEXERCISED
                              2003                UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS(1)
                              ----                -------------------     -----------------------
                        SHARES
                       ACQUIRED      VALUE
NAME                  ON EXERCISE   REALIZED   EXERCISABLE UNEXERCISABLE EXERCISABLE  UNEXERCISABLE
----                  -----------   --------   -------------------------------------  -------------


Steven S. Elbaum           --          --           --        450,000         --         $85,500

K. Mitchell Posner         --          --           --        300,000         --          57,000

Harold Karp                --          --           --        125,000         --          23,750

David A. Owen              --          --           --         55,000         --          10,450

David S. Aldridge          --          --         28,000         --           --            --

-----------

(1) Based upon the closing price of $0.95 of the Alpine Common Stock on December 31, 2003.

PENSION PLAN

      Each of Messrs. Elbaum, Schut and Aldridge participated in the SERP, an unfunded non-qualified defined benefit plan. Benefit accruals under the SERP for Messrs. Elbaum, Schut and Aldridge were frozen as of June 14, 2001. The sole and final distribution of the accrued benefit made directly to each of Messrs. Elbaum, Schut and Aldridge in 2002 in connection with the cessation of all benefit accruals under the SERP in 2001 was as follows: Mr. Elbaum, $2,894,180; Mr. Schut, $2,290,781; and Mr. Aldridge, $698,871. The Company contributed an amount equal to not more than 15% of the frozen accrued benefits for Messrs. Elbaum and Schut to so-called "rabbi" trusts, all or a portion of which was to be utilized to pay the premiums on second to die life insurance contracts on each of the lives of Messrs. Elbaum and Schut. In January 2004, the Company, upon approval of the Compensation Committee, liquidated the life insurance contracts and terminated the "rabbi" trusts. The proceeds of $377,927 in respect of Mr. Elbaum were contributed to a rabbi trust under the SERP in accordance with its provisions and in June 2004 the proceeds of $333,094 in respect of Mr. Schut, who had retired as an employee of the Company, were paid to him.

EMPLOYMENT AGREEMENTS

      Pursuant to an agreement entered into with Superior TeleCom in connection with the Electrical Acquisition and Superior TeleCom's September 2002 amendment to its credit facility, Mr. Elbaum resigned as Chief Executive Officer of Superior TeleCom as of December 31, 2002. During 2001 and 2002, Mr. Elbaum served as Chairman and Chief Executive Officer of the Company at reduced compensation pursuant to a letter agreement between Mr. Elbaum and the Company entered into in April 2001. At that time, recognizing that the Company's operations were then conducted primarily through its holdings in Superior TeleCom and its other investments, Mr. Elbaum's roles at the Company and Superior TeleCom were restructured so that he would devote substantially his full business time and focus as the Chief Executive Officer of Superior TeleCom. As a result of his resignation from Superior TeleCom, the original terms and provisions of the employment agreement between Mr. Elbaum and the Company dated April 26, 1996 were automatically reinstituted to reflect his current full-time commitment to the Company.

      Mr. Elbaum's employment agreement provides for a base salary of $621,920, subject to annual adjustment for increases in the consumer price index. On January 3, 2003, an amendment to the employment agreement provided that in respect of fiscal year 2003 his base salary would be paid in a combination of cash and Alpine Common Stock based on the closing price on such date. Specifically, the first 60% of Mr. Elbaum's base salary was paid in cash and the remaining 40% was paid in shares of Alpine Common Stock. Accordingly, in August 2003, 401,239 shares of Alpine Common Stock were credited to the Company's Deferred Stock Account Plan for the benefit of Mr. Elbaum. Such shares of Alpine Common Stock are fully vested and will be deferred for a period of five years. Under the terms of the Deferred Stock Account Plan, Mr. Elbaum will be entitled to a matching contribution in shares of Alpine Common Stock equal to 25% of the shares that are deferred for a three-year period and an additional 25% of the shares that are deferred for the full five-year period.

      The employment agreement with Mr. Elbaum also provides for annual performance-based bonuses, participation in a performance-based, long-term incentive stock option award program and certain other benefits, including medical, dental and other insurance benefits. The agreement with Mr. Elbaum also provides that he will serve on the Board of Directors of the Company, and continues for a term ending upon the occurrence of any of the following events:
(i) death or disability of Mr. Elbaum; (ii) termination by the Company without "cause" or for "cause"; or (iii) termination by the executive for "good reason" or without "good reason." Generally, if Mr. Elbaum terminates his employment for "good reason" or the Company terminates his employment without cause, Mr. Elbaum is entitled to receive a severance payment equal to one and one-half times his annual salary and bonus for the prior year. In the event of termination of employment under other circumstances, including a "change in control" of the Company, Mr. Elbaum is entitled to varying benefits described in his employment agreement.

      Mr. Posner's employment with the Company commenced as of March 10, 2003. He is employed as Executive Vice-President reporting to, and with such duties and responsibilities as are delegated by, the Chief Executive Officer of the Company. Mr. Posner's annual base salary is $250,000, less any amount paid to him by Essex Electric on account of direct employment with that entity. His employment arrangement also provides for an annual performance based bonus, a long-term equity incentive grant awarded to him on June 20, 2003 consisting of stock options to purchase up to 300,000 shares of Alpine Common Stock at an exercise price equal to the fair market value as of the date of grant and vesting in three equal installments on each of the first three anniversaries of the grant date; and a grant of 100,000 shares of restricted Alpine Common Stock, which restrictions are released automatically as to one-third of the aggregate number of shares so granted on each of the first three anniversaries of the grant date, and provided that Mr. Posner is still employed by the Company. Mr. Posner was also paid a relocation allowance and reimbursement of expenses in connection with his relocation to New Jersey during 2003. His employment arrangement provides for his nomination for election to the Board and also provides for certain other benefits including fringe benefits and medical, dental and other insurance benefits. Either Mr. Posner or the Company may terminate the employment relationship on 60 days' prior notice to the other. Unless Mr. Posner is terminated for "cause", he will be entitled to severance in an amount ranging from seven to 12 months of his base salary in effect immediately prior to his termination; additionally the vesting and release date for his unvested options and unreleased restricted Alpine Common Stock will be accelerated to the next succeeding anniversary date following notice of termination.

      Mr. Owen is employed pursuant to an employment agreement with Essex Electric. Pursuant thereto, he serves as Senior Vice-President - Finance of Essex Electric and, since the resignation of Mr. Aldridge in May 2003, as Chief Financial Officer of the Company. The employment agreement provides for an annual base salary of $248,000, subject to annual review, and eligibility for an annual performance based bonus and consideration for equity based incentive awards at the discretion of the Compensation Committee. Mr. Owen received a $40,000 retention bonus which was paid in two equal installments on or about July 30, 2003 and February 29, 2004. The employment agreement also provides for certain other benefits, including fringe benefits and health and other insurance benefits. Either Mr. Owen or Essex Electric may terminate his employment at any time. In the event that Mr. Owen is terminated by Essex Electric without "cause" he will be entitled to a lump sum severance payment equal to 33 1/3% of his base salary in effect immediately prior to the time of his termination times the number of years of his employment under the employment agreement, as well as the continuation of health insurance and related benefits for 18 months thereafter. If his employment is terminated without "cause" or he terminates his employment for "good reason" within six (6) months following a "change of control" of Essex Electric, Mr. Owen is entitled to severance equal to one and one-half times his base salary in effect immediately prior to any such termination.

      Mr. Karp is employed pursuant to an employment agreement with Essex Electric. The employment agreement provides for an annual base salary of $250,000, as adjusted annually for increases in the consumer price index, plus an annual bonus based on the achievement of performance goals set by Essex Electric. Mr. Karp received a sign-on bonus of $100,000 in February 2003 and a retention bonus equal to $112,500, paid in two equal installments on or about June 30, 2003 and January 15, 2004 and subject to repayment in limited circumstances. The agreement also provides for certain other benefits, including fringe benefits and medical, dental and other insurance benefits. Mr. Karp's employment is for a term ending upon the occurrence of any of the following events: (i) death or disability of Mr. Karp; (ii) termination by Essex Electric without "cause" or for "cause"; or (iii) termination by Mr. Karp for "good reason" or without "good reason." Generally, if the Mr. Karp terminates his employment for "good reason" or Essex Electric terminates his employment without "cause", Mr. Karp is entitled to receive a severance payment equal to one times his annual salary and annual bonus for the prior year. In the event of termination of employment under other circumstances, including a "change in control" of Essex Electric, Mr. Karp is entitled to severance equal to three times his annual salary and bonus.

               EXECUTIVE COMPENSATION AND ORGANIZATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

      The Executive Compensation and Organization Committee (the "Compensation Committee") of the Board is comprised of two outside directors who are not officers or employees of the Company or its subsidiaries and are not eligible to participate in any of the plans or programs the Compensation Committee administers. In the opinion of the Board, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as Compensation Committee members. The Compensation Committee held no formal meetings and acted twice by unanimous written consent during the year ended December 31, 2003.

      The Compensation Committee has three principal responsibilities: (1) administering and approving all elements of compensation for existing and prospective executive officers of the Company and certain other senior management positions; (2) administering the Company's 1984 Restricted Stock Plan, 1997 Stock Option Plan, and Deferred Stock Account Plan and approving the issuance of treasury stock options; and (3) monitoring the Company's executive management resources, structures, succession planning, selection, development and performance.

EXECUTIVE COMPENSATION POLICY AND PRACTICES

      The executive compensation policy of the Company is designed to attract, motivate and retain highly qualified executives, to reinforce strategic performance objectives through its use of incentive compensation programs and to align the interests of its executives with those of its stockholders.

      To support the implementation of this policy, the following principles provide a framework for the specific elements of the executive compensation program: (1) provide total compensation value competitive with that paid to qualified executives of companies which, like the Company, have a strong entrepreneurial business approach and environment; (2) maintain a significant portion of executives' total compensation value at risk as a result of being significantly impacted by both annual and long-term financial performance of the Company and the creation of stockholder value; (3) motivate executives to lead the Company from the perspective of owners with an equity stake.

      The Compensation Committee utilizes Frederic W. Cook & Co., Inc., an independent compensation consulting firm ("Cook & Co."), to provide objective and expert advice and assistance in the development of specific plans and programs consistent with the foregoing policy and principles.

      The executive compensation program consists of base salary, annual cash incentive awards and long-term incentive awards.

      The Compensation Committee's approach to base salary is to structure competitive salaries that are generally at the 50th percentile level relative to a peer group of companies. It is intended that base salary be a relatively modest element of total compensation. The Compensation Committee, with the guidance of Cook & Co., from time to time examines base salary levels of executives who are employed in similar positions in rapidly growing entrepreneurial public companies with similar sales and market capitalizations.

      Annual cash incentive awards are intended to link executive pay with performance in areas key to the Company's short-term operating objectives and successes consistent with the Company's strategic business plan. The annual cash bonus awards are based on the achievement by the Company or its subsidiaries of certain objective performance targets, largely related to return on capital employed, as well as on a subjective assessment of the individual's job performance. The Compensation Committee previously established performance targets for executives and has the authority to modify such targets based on the effect of external factors. The Compensation Committee considers the input of the Company's Chief Executive Officer when setting goals for other executive officers. Financial performance targets are based upon the Company's historical performance, the business plan for the ensuing fiscal year and longer-term strategic objectives. All performance targets are set above normal expectations of performance.

      During February 2004 during the course of a Board meeting, the Committee recommended to the Board and the Board approved incentive compensation cash bonuses for the chairman and chief executive officer and three other executive officers. In reviewing and approving the bonuses, the Committee considered the significant positive cash flow achieved by the Company during 2003, the achievement or substantial advancement of strategic goals, and the achievement of individual performance goals by executive officers. The bonuses, which were paid in March 2004, were approximately 30% of the base compensation of each executive. This percentage is below the target percentage used in prior years for award of incentive bonuses for these management positions and reflects the determination of the Committee that cash bonus levels should be lower in view of the lack of overall profitability of the Company during 2003, largely due to restructuring at Essex Electric Inc.

      In January 2003, the Board with the input of the Committee considered the need to provide long-term equity incentives to employees and management of the Company and its newly acquired subsidiaries, Essex Electric Inc. and DNE Systems Inc., including grants of stock options and restricted stock. At the request of the Board, the chairman and chief executive officer submitted his recommendations in this regard to the Committee and, based on additional input from the Committee, in April 2003 the chairman and chief executive officer reviewed, updated and modified these recommendations. The Committee thereafter considered the merits of these proposed awards and in June 2003, acting by unanimous written consent, approved a comprehensive long-term equity incentive program including awards granted to 59 individual employees and management of the Company and its subsidiaries. The awards included 1,415,500 stock options pursuant to the Company's 1997 Stock Option Plan and 100,000 stock options awarded outside the 1997 Stock Option Plan to a senior executive from treasury shares held by the Company, and 443,500 shares of restricted common stock of the Company pursuant to the Company's 1984 Restricted Stock Plan. The options vest and the restricted common stock is released from restrictions in equal installments of one-third of each respective award over a three-year period commencing with the first anniversary of the grant date. The June 2003 equity incentive program was reviewed and supported by Cook & Co.

      The Company's policy with respect to the deductibility limit of Section 162(m) of the Internal Revenue Code of 1986, as amended, generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate and is in the best interests of the Company and its stockholders. However, the Company reserves the right to authorize the payment of nondeductible compensation if it deems that it is appropriate.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

      The Compensation Committee determines the compensation for Steven S. Elbaum, the Company's Chairman of the Board and Chief Executive Officer. The Compensation Committee's determinations relative to base salary, annual cash incentive award and long-term incentive award for Mr. Elbaum are reported in the Summary Compensation Table.

      The Compensation Committee's criteria for determining Mr. Elbaum's compensation are driven by three major factors: the competitive marketplace; the complexity inherent in leading the Company; and, most importantly, his performance. The Compensation Committee believes his total compensation from the Company for the year ended December 31, 2003 was appropriate and reasonable.

      The Compensation Committee believes that during the year ended December 31, 2003 Mr. Elbaum continued to provide the leadership and vision that he has provided throughout his tenure as Chairman and Chief Executive Officer and that he is being appropriately compensated in a manner that is consistent with the long-term interests of stockholders.

      The foregoing report on executive compensation is provided by the following non-employee directors, who constituted the Executive Compensation and Organization Committee during the year ended December 31, 2003:

                                          Randolph Harrison (Chairman)
                                          John C. Jansing

                               PERFORMANCE GRAPH

      The following graph compares the yearly percentage change in the cumulative total stockholder return on the Alpine Common Stock for each of the Company's last five fiscal years with the cumulative total return (assuming reinvestment of dividends) of (i) the Russell 2000 Index and (ii) a peer group of companies with market capitalizations similar to that of the Company (the "Peer Group"). The Company compares its stockholder return on the Alpine Common Stock with that of issuers with similar market capitalizations because it cannot reasonably identify a peer group engaged in the same lines of business as the Company during the period covered by the graph. The returns of each of the Peer Group are weighted on a market capitalization basis at the time of each registered data point. The Peer Group consists of the following companies: Alpha Technologies Group Inc.; Cotton States Life Insurance Company; Dense Pac Microsystems Inc.; Drew Industries, Inc.; Elcom International, Inc.; Gainsco, Inc.; Genesee Corp.; and Voice Mobility International Inc.

                 COMPARISON OF 68 MONTH CUMULATIVE TOTAL RETURN*
              AMONG THE ALPINE GROUP, INC., THE RUSSELL 2000 INDEX
                                AND A PEER GROUP

  [The following table was depicted as a line chart in the printed material.]

                                                              Cumulative Total Return
                                   -----------------------------------------------------------------------------
                                        4/98       4/99      12/99       12/00      12/01      12/02      12/03
THE ALPINE GROUP, INC.                100.00      66.67      61.86       10.51       8.17       3.60       4.56
RUSSELL 2000                          100.00      90.75     106.78      103.55     106.13      84.39     124.27
PEER GROUP                            100.00      79.64     194.63       56.08      52.28      42.10      72.98

* $100 invested on 4/30/98 in stock or index- including reinvestment of dividends. Fiscal year ending December 31.

      Notwithstanding anything to the contrary set forth in any of Alpine's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement or future filings made by Alpine under those statutes, the Executive Compensation and Organization Committee Report, the Audit Committee Report, reference to the independence of the Audit Committee members and the Performance Graph are not deemed filed with the SEC, are not deemed soliciting material and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by Alpine under those statutes, except to the extent that Alpine specifically incorporates such information by reference into a previous or future filing, or specifically requests that such information be treated as soliciting material, in each case under those statutes.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


      In 1995, 1996 and 1997, in accordance with their respective employment agreements with the Company, the Company advanced to Messrs. Elbaum and Schut amounts equal to the tax payable in connection with certain restricted stock awards made to them in 1995, 1996 and 1997. The advances accrue annual interest of 5.87% and were outstanding in the amounts of $305,035 (in the case of Mr. Elbaum) and $80,622 (in the case of Mr. Schut) at August 31, 2004. The advances, including accrued interest, will be ratably forgiven through December 31, 2011, so long as Messrs. Elbaum and Schut, respectively, continue to serve as an officer or director of the Company or any affiliate, provided that the entire remaining balance of each party's indebtedness automatically will be forgiven at any earlier time that he is terminated without cause as an officer or director of the Company or any affiliate. Messrs Elbaum and Schut will pay all taxes relating to any cancellation of indebtedness income arising out of the aforementioned forgiveness.

      During 2004 the Company assigned life insurance policies to Mr. Schut in satisfaction of its obligation to pay $159,545 of annual premiums in respect of the policies. The aggregate net cash surrender value of the policies at the time of the assignment to Mr. Schut was $207,032.


      In accordance with the terms of Mr. Schut's former employment agreement with the Company, in 2000 he commenced receiving an annuity of $18,900 per year for 15 years.

      In accordance with the terms of Mr. Kanely's former employment agreement with the Company, in 2001 he commenced receiving an annuity of $34,700 per year for 15 years. In March 2002, the Company liquidated its liability to Mr. Kanely under the Teletec SERP and is paying him an annuity of $7,378 per month for 15 years commencing in 2002.


      On June 23, 2003 Alpine completed a private placement of 8,287 shares of the Series A Preferred Stock to its directors and certain officers for a purchase price of $380 per share, or an aggregate of approximately $3.1 million. The purchase price per share and terms of the Series A Preferred Stock purchased by these officers and directors are the same as the purchase price and terms of the 9,977 shares of Series A Preferred Stock issued and sold by the Company pursuant to a rights offering to holders of the Alpine Common Stock completed on November 10, 2003.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely on a review of the reports and representations furnished to the Company during the year ended December 31, 2003, the Company believes that each of the persons required to file reports under Section 16(a) of the Securities Exchange Act of 1934, as amended, was in compliance with all applicable filing requirements.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

      Stockholder proposals that are intended to be presented at the Company's annual meeting of stockholders to be held in 2005 must be received by the Company no later than September 1, 2005, if such proposals are to be included in the proxy statement and related proxy materials relating to that meeting. The proxy solicited by the Board for the annual meeting of stockholders to be held in 2005 will confer discretionary authority to vote as the proxy holders deem advisable on any stockholder proposal which is considered untimely.

                                 ANNUAL REPORT

      A copy of Alpine's Annual Report for the fiscal year ended December 31, 2003 is being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is incorporated by reference into this Proxy Statement.

                                 OTHER BUSINESS

      The Board knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying Proxy to vote the shares represented thereby on such matters in accordance with their best judgment. Discretionary authority with respect to such other matters is granted by the execution of the accompanying Proxy.

                                           By Order of the Board of Directors

                                           STEWART H. WAHRSAGER

                                           SECRETARY
Dated:  _________, 2004

                                   APPENDIX A


                             THE ALPINE GROUP, INC.
                            AUDIT COMMITTEE CHARTER


The Audit Committee (the Committee) is a committee of the Board of Directors (the Board). Its primary functions are to assist the Board in fulfilling its oversight responsibilities by reviewing (i) the financial information which will be provided to the shareholders and others, (ii) the systems of internal control which management and the Board have established, (iii) the findings of internal audit, (if applicable), (iv) the external audit processes, and (v) other duties as designated by the Board.

The Committee shall be comprised solely of at least three independent members of the Board who shall be appointed by the Board. Committee members and the Committee chairman shall be designated by the Board upon the recommendation of the Chairman of the Board. The Committee members shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company (based on the opinion of the Board or based on any applicable SEC, stock exchange or other regulations or standards). The members should have appropriate financial, business and/or industry background.

In meeting its responsibilities the Committee is authorized and expected to:

      1. Meet at least twice a year (i.e., before the audit begins and again before either the independent auditors have signed their report on the Company's year-end financial statements or year-end financial information is released to the public) or more frequently as circumstances require. Members of management and the independent auditors shall normally be asked to attend the meetings and provide pertinent information as appropriate.

      2. Maintain an open line of communication between management, the independent auditors, the internal auditors (if applicable) and the Board.

      3. Report to the Board at the next meeting Board meeting and provide the Board with a copy of the minutes of the meeting.

      4.    Review the adequacy of the Company's internal control structure.

      5. Review the Company's processes for management's identification and control of key business, financial and regulatory risks.

      6. Directly appoint the independent auditors, which firm is ultimately accountable to the Audit Committee and the Company. The Audit
            Committee is also empowered to discharge and/or replace the independent auditors.

      7.    Review  the  independent   auditors'  proposed  audit  scope,  audit
            approach and adequacy or resources.

      8. Review and pre-approve all audit and non-audit services rendered by the independent auditors, and consider whether the provision of non-audit services thereby is compatible with auditor independence requirements in accordance with the Company Policy Regarding Procurement of Audit Services and Non-Audit Services.

      9. Obtain a formal written statement from the independent auditors delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1. Discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors and take, or recommend that the full Board take, appropriate action to assure auditor independence.

      10. Review the annual consolidated financial statements and related regulatory filings (e.g., Form 10-K), including "Management's Discussion and Analysis", the audit findings, including required audit communications under Auditing Standards AU Section 380 Communication, with the Audit Committee. Review the independent auditors' suggestions for improvements together with management's written response. (The suggestions may be discussed orally before the audit is completed and should be submitted in writing reasonably soon after the completion of the audit. Management's response should be submitted shortly thereafter). Recommend to the Board, following such review and discussions with the independent auditors and with management, whether the annual consolidated financial statements should be included in the Company's Annual Form 10-K.

      11. Review significant accounting and regulatory issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

      12.   Review and assess:

      (a)   Important new or revised financial-based corporate policy matters.

      (b)   New or changed accounting / reporting practices.

      (c) Any legal matters that reasonably could have a significant impact on the Company's financial statements (discuss with Company counsel as appropriate).

      (d)   Significant conflicts of interest and related party transactions.

      13. Discuss with the independent auditors their judgment about the quality, not just the acceptability, of the Company's accounting principles as applied to its financial reporting.

      14. Review the performance of the independent auditors and on behalf of the Company, review any proposed change in that form.

      15. Include in the annual report to shareholders and/or the Form 10-K, a report, in the form required by the Securities and Exchange Commission, from the Committee discussing its activities and results of those activities.

      16. Disclose in the proxy statement whether the Company has adopted a formal written charter.

      17. The independent auditors should conduct an SAS 71 Interim Financial Review prior to the Company's filing of its Form 10-Q quarterly reports. The independent auditors should discuss with the Committee, or at least its chair, and a representative of financial management the matters described in AU Section 380, Communications with the Audit Committee, prior to filing of the Form 10-Q (and preferably prior to any public announcement of financial results).

      18. Review with management (and independent auditors, if appropriate), findings of any examinations by regulatory agencies, such as the Securities and Exchange Commission, Internal Revenue Service, Environmental Protection Agency, etc.

      19. Review internal audit plans, resources and any significant changes in internal audit function or leadership.

      20. Review the results of any internal audit reports issued during the period.

      21. Meet at least annually with the independent auditors and the internal auditors (if applicable) in separate executive sessions.

      22. Review management's monitoring of compliance with the Company's "Corporate Code of Conduct" (and the Foreign Corrupt Practices Act).

      23. Review policies and procedures in effect for the review of officers' expenses and perquisites.

      24. If necessary, institute special investigations and, if appropriate, hire special counsel and/or experts to assist.

      25.   Annually  review  (and  update as  necessary)  the  Audit  Committee
            Charter.

The Audit  Committee  may delegate  specific  powers and  responsibilities  to a member or members, who may exercise such powers and discharge such responsibilities as fully as if the same were exercised and discharged by the entire Audit Committee; subject, nevertheless, to the requirements and limitations of applicable law and regulation.

Pursuant to express authorization of the Board, the Audit Committee shall be entitled in its discretion independently to engage, at the sole cost and expense of the Company, such legal, financial or other advisors as it deems necessary in order to perform and discharge its duties.

                                   APPENDIX B

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             THE ALPINE GROUP, INC.


      The undersigned corporation, in order to amend its Certificate of Incorporation, hereby certifies as follows:

      FIRST: The name of the corporation is:

                  The Alpine Group, Inc.

      SECOND: The corporation hereby amends its Certificate of Incorporation as follows:

      Article FOURTH of the Certificate of Incorporation is hereby amended to read, in its entirety, as follows:

            FOURTH: Capital Stock. The aggregate number of shares which the Corporation shall have authority to issue shall be fifty million (50,000,000) shares of Common Stock, of the par value of ten cents ($.10) each, and five hundred thousand (500,000) shares of Preferred Stock, of the par value of one dollar ($1.00) each.

Preferred Stock. Shares of Preferred Stock may be issued from time to time in series and the Board of Directors of the Corporation is hereby authorized, subject to the limitations provided by law, to establish and designate one or more series of the Preferred Stock, to fix the number of shares constituting each series and to fix by resolution or resolutions the designations and the relative rights, preferences and limitations of the shares of each series and the variations and the relative rights, preferences and limitations as between series and to increase and to decrease the number of shares constituting each series, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the General Corporation Law of the State of Delaware.

Common Stock. Subject to any preferential dividend rights applicable to shares of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors.

            In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after distribution in full of the preferential amounts to be distributed to the holders of shares of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

            The holders of shares of Common Stock shall be entitled to vote on all matters to be voted upon by the stockholders generally at all meetings of the stockholders of the Corporation and shall be entitled to one vote for each share of the Common Stock held and entitled to vote at such meeting.

Effective at 6:00 p.m. (Eastern Time) on the effective date of the certificate of amendment adding this paragraph to the Certificate of Incorporation (the "Reverse Split Effective Time"), each share of the Common Stock, par value $.10 per share, of the Corporation outstanding at the Reverse Split Effective Time shall, without any action on the part of the holder thereof, automatically be reclassified and changed into one one-hundredth (1/100th) of a share of Common Stock, par value $.10 per share, of the Corporation; provided, however, that (i) if the foregoing reverse stock split (the "Reverse Split") would result in the account of any holder of Common Stock having a number of shares of Common Stock that is, in the aggregate, less than one (1) share ("Fractional Shares"), such Fractional Shares shall, without any action on the part of the holder thereof, automatically be canceled in the Reverse Split; and (ii) in the Reverse Split, all of the Fractional Shares shall automatically be converted into the right to receive the Trading Value thereof upon surrender by the holder thereof of the certificate or certificates representing such Fractional Shares. For purposes hereof, the term "Trading Value" of any Fractional Shares shall mean the product of: (A) the average of the closing sale prices, as quoted on the OTC Bulletin Board, per share of the Common Stock on each of the twenty (20) consecutive trading days that ends with the trading day that immediately precedes the date of the Reverse Split Effective Time, multiplied by (B) the number of shares of Common Stock that were converted into such Fractional Shares as a result of the Reverse Split. From and after the Reverse Split Effective Time, each holder of Fractional Shares shall have no further interest as a stockholder in the Corporation in respect of such Fractional Shares. Effective at 6:01 p.m. (Eastern Time) on the effective date of the certificate of amendment adding this paragraph to the Certificate of Incorporation (the "Forward Split Effective Time"): (i) each whole share of the Common Stock, par value $.10 per share, of the Corporation outstanding at the Forward Split Effective Time (after giving effect to the Reverse Split at the Reverse Split Effective Time) shall, without any action on the part of the holder thereof, automatically be reclassified and changed into one hundred (100) shares of Common Stock, par value $.10 per share, of the Corporation; and (ii) fractions of a share outstanding at the Forward Split Effective Time (after giving effect to the Reverse Split at the Reverse
Split Effective Time) shall, without any action of the part of the holder thereof, be proportionately reclassified and changed.

      THIRD: The written amendment effected herein has been duly adopted and approved in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the undersigned has executed this certificate and affirms that the statements made herein are true under the penalties of perjury this ____ day of _____________, 2004.


                                    THE ALPINE GROUP, INC.


                                    By:___________________________
                                       Name:
                                       Title:

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             THE ALPINE GROUP, INC.

                                DECEMBER 15, 2004

           Please date, sign and mail your proxy card in the envelope provided as soon as possible.

     Please detach along perforated line and mail in the envelope provided.

----------------------------------------------------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
----------------------------------------------------------------------------------------------------------------------------
1. Election of Six Directors:                                                                      FOR      AGAINST  ABSTAIN
                                                        2.    Ratification of the appointment of   [_]      [_]      [_]
                             NOMINEES:                        Delotte   &  Touche   LLP  as  the
[_] FOR ALL NOMINEES         O Kenneth G. Byers, Jr.          independent    auditors   of   the
                             O Steven S. Elbaum               Company.
[_] WITHHOLD AUTHORITY FOR   O Randolph Harrison
    ALL NOMINEES             O John C. Jansing          3.    Amendment    of   the    Company's   [_]      [_]      [_]
                             O James R. Kanely                Certificate  of  Incorporation  to
[_] FOR ALL EXCEPT           O Bragi F. Schut                 increase   authorized   shares  of
    (See instructions below)                                  common stock to 50,000,000 shares.

                                                        4.    Amendment    of   the    Company's   [_]      [_]      [_]
INSTRUCTION:  To withhold  authority  to vote for             Certificate  of  Incorporation  to
              any individual nominees(s), mark                effect a  "reverse/forward  split"
              "FOR ALL  EXCEPT" and fill in the               of common  stock by which  holders
              circle next to each nominee you wish            of less than 100 shares  will have
              to withhold, as shown here: O                   such    shares    cancelled    and
----------------------------------------------------          converted  to the right to receive
                                                              a cash amount equal to fair market
                                                              value of shares so cancelled.

                                                        5.    Authority   to   vote   in   their   [_]      [_]      [_]
                                                              discretion on such other  business
                                                              as may  properly  come  before the
                                                              meeting.

                                                        THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER
                                                        DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
                                                        IS MADE,  THIS  PROXY  WILL BE VOTED  FOR EACH OF THE  PROPOSALS
                                                        NAMED ABOVE.

                                                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                                                                          USING THE ENCLOSED ENVELOPE.


To change the  address on your  account,
please   check  the  box  at  right  and
indicate your new address in the address [X]
space above. Please note that changes to
the  registered  name(s) on the  account
may not be submitted via this method.
----------------------------------------------------

Signature of Stockholder               Date:        Signature of Stockholder              Date:
                        --------------      -------                         -------------      -------

      NOTE: Please sign exactly as your name or names When shares are held jointly, each holder should sign. When signing as executor, appear on this Proxy. administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                             THE ALPINE GROUP, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Steven S. Elbaum and Stewart H. Wahrsager and each of them, as Proxies each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Capital Stock of The Alpine Group, Inc. (the "Company") held of record by the undersigned on October 18, 2004 at the Annual Meeting of Stockholders to be held on December 15, 2004 or any adjournments or postponements thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                             THE ALPINE GROUP, INC.

                               DECEMBER 15, 2004

                           PROXY VOTING INSTRUCTIONS

                                                      --------------------------
MAIL - Date, sign and mail your proxy card            COMPANY NUMBER
in the envelope provided as soon as possible.         --------------------------
                                                      ACCOUNT NUMBER
                  - OR -                              --------------------------

TELEPHONE - Call toll-free 1-800-PROXIES              --------------------------
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

----------------------------------------------------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
----------------------------------------------------------------------------------------------------------------------------
1. Election of Six Directors:                                                                      FOR      AGAINST  ABSTAIN
                                                        2.    Ratification of the appointment of   [_]      [_]      [_]
                             NOMINEES:                        Delotte   &  Touche   LLP  as  the
[_] FOR ALL NOMINEES         O Kenneth G. Byers, Jr.          independent    auditors   of   the
                             O Steven S. Elbaum               Company.
[_] WITHHOLD AUTHORITY FOR   O Randolph Harrison
    ALL NOMINEES             O John C. Jansing          3.    Amendment    of   the    Company's   [_]      [_]      [_]
                             O James R. Kanely                Certificate  of  Incorporation  to
[_] FOR ALL EXCEPT           O Bragi F. Schut                 increase   authorized   shares  of
    (See instructions below)                                  common stock to 50,000,000 shares.

                                                        4.    Amendment    of   the    Company's   [_]      [_]      [_]
INSTRUCTION:  To withhold  authority  to vote for             Certificate  of  Incorporation  to
              any individual nominees(s), mark                effect a  "reverse/forward  split"
              "FOR ALL  EXCEPT" and fill in the               of common  stock by which  holders
              circle next to each nominee you wish            of less than 100 shares  will have
              to withhold, as shown here: O                   such    shares    cancelled    and
----------------------------------------------------          converted  to the right to receive
                                                              a cash amount equal to fair market
                                                              value of shares so cancelled.

                                                        5.    Authority   to   vote   in   their   [_]      [_]      [_]
                                                              discretion on such other  business
                                                              as may  properly  come  before the
                                                              meeting.

                                                        THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER
                                                        DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
                                                        IS MADE,  THIS  PROXY  WILL BE VOTED  FOR EACH OF THE  PROPOSALS
                                                        NAMED ABOVE.

                                                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                                                                          USING THE ENCLOSED ENVELOPE.

To change the  address on your  account,
please   check  the  box  at  right  and
indicate your new address in the address [X]
space above. Please note that changes to
the  registered  name(s) on the  account
may not be submitted via this method.
----------------------------------------------------

Signature of Stockholder               Date:        Signature of Stockholder              Date:
                        --------------      -------                         -------------      -------

      NOTE: Please sign exactly as your name or names When shares are held jointly, each holder should sign. When signing as executor, appear on this Proxy. administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.